                                                                    Exhibit 99.1


                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     SERIES 2005-WMC2
================================================================================


                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                           $752,333,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC2


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE


                                  MAY 17, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     SERIES 2005-WMC2
================================================================================

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     SERIES 2005-WMC2
================================================================================


                                   TERM SHEET
                                  MAY 17, 2005
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC2
                           $752,333,000 (APPROXIMATE)
                               SUBJECT TO REVISION



                                                                                                  EXPECTED     STATED      EXPECTED
                                              WAL (YRS)  PAYMENT WINDOW                            FINAL       FINAL       RATINGS
                APPROX                        (CALL(4)/    (CALL(4)/     PAYMENT     INTEREST     MATURITY    MATURITY    (MOODY'S/
  CLASS         SIZE ($)          COUPON      MATURITY)    MATURITY)      DELAY      ACCRUAL        (4)         (5)          S&P)
  -----         --------          ------      ---------    ---------      -----      -------        ---         ---          ----
CLASS A-1A    283,447,000                                 Information Not Provided Hereby                                  Aaa/AAA

CLASS A-1B     31,494,000                                 Information Not Provided Hereby                                  Aaa/AAA

CLASS A-2A    155,438,000    LIBOR + [ ] (1),   0.99/       1 - 21/         0       Actual/360    Feb-2007    Apr-2036     Aaa/AAA
                                    (2)         0.99        1 - 21
CLASS A-2B     52,540,000    LIBOR + [ ] (1),   1.99/      21 - 28/         0       Actual/360    Sep-2007    Apr-2036     Aaa/AAA
                                    (2)         1.99       21 - 28
CLASS A-2C     69,435,000    LIBOR + [ ] (1),   3.53/      28 - 72/         0       Actual/360    May-2011    Apr-2036     Aaa/AAA
                                    (2)         3.53       28 - 72
CLASS A-2D     26,529,000    LIBOR + [ ] (1),   6.38/      72 - 77/         0       Actual/360    Oct-2011    Apr-2036     Aaa/AAA
                                    (2)         8.91       72 - 178
CLASS M-1      27,315,000    LIBOR + [ ] (1),   4.71/      45 - 77/         0       Actual/360    Oct-2011    Apr-2036     Aa1/AA+
                                    (3)         5.21       45 - 153
CLASS M-2      24,193,000    LIBOR + [ ] (1),   4.58/      43 - 77/         0       Actual/360    Oct-2011    Apr-2036     Aa2/AA
                                    (3)         5.07       43 - 146
CLASS M-3      15,218,000    LIBOR + [ ] (1),   4.52/      42 - 77/         0       Actual/360    Oct-2011    Apr-2036     Aa3/AA
                                    (3)         4.99       42 - 139
CLASS M-4      13,657,000    LIBOR + [ ] (1),   4.48/      41 - 77/         0       Actual/360    Oct-2011    Apr-2036     A1/AA-
                                    (3)         4.93       41 - 133
CLASS M-5      12,877,000    LIBOR + [ ] (1),   4.45/      40 - 77/         0       Actual/360    Oct-2011    Apr-2036     A2/A+
                                    (3)         4.87       40 - 127
CLASS M-6      12,486,000    LIBOR + [ ] (1),   4.42/      39 - 77/         0       Actual/360    Oct-2011    Apr-2036      A3/A
                                    (3)         4.82       39 - 121
CLASS B-1      10,145,000    LIBOR + [ ] (1),   4.41/      38 - 77/         0       Actual/360    Oct-2011    Apr-2036     Baa1/A-
                                    (3)         4.76       38 - 113
CLASS B-2       9,755,000    LIBOR + [ ] (1),   4.39/      38 - 77/         0       Actual/360    Oct-2011    Apr-2036    Baa2/BBB+
                                    (3)         4.68       38 - 106
CLASS B-3       7,804,000    LIBOR + [ ] (1),   4.39/      38 - 77/         0       Actual/360    Oct-2011    Apr-2036     Baa3/BBB
                                    (3)         4.60       38 - 98

CLASS B-4(6)    7,804,000                              Information Not Provided Hereby                                     Ba1/BBB-

TOTAL:        760,137,000

1)    Subject to the related Available Funds Cap and the related Maximum Rate
      Cap.

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B, Class A-2A, Class A-2B, A-2C and Class A-2D Certificates will increase to 2x its respective margin.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, M-5, M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.

5)    Latest maturity date for any mortgage loan plus one year.

6) The Class B-4 Certificates will be privately placed. All information presented herein with respect to the Class B-4 Certificates is solely to assist your understanding of the Offered Certificates.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     SERIES 2005-WMC2
================================================================================


                                  CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                     212-449-3659        scott_soltas@ml.com
Vince Mora                       212-449-1437        vince_morajr@ml.com
Charles Sorrentino               212-449-3659        charles_sorrentino@ml.com
Edgar Seah                       212-449-3659        edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                      212-449-0752        matthew_whalen@ml.com
Paul Park                        212-449-6380        paul_park@ml.com
Tom Saywell                      212-449-2122        tom_saywell@ml.com
Alan Chan                        212-449-8140        alan_chan@ml.com
Parkson Young                    212-449-1768        parkson_young@ml.com
Fred Hubert                      212-449-5071        fred_hubert@ml.com
Alice Chu                        212-449-1701        alice_chu@ml.com
Sonia Lee                        212-449-5067        sonia_lee@ml.com
Oleg Saitskiy                    212-449-1901        oleg_saitskiy@ml.com
Keith Singletary                 212-449-9431        keith_singletary@ml.com
Calvin Look                      212-449-5029        calvin_look@ml.com

MOODY'S
Wen Zhang                        212-553-7710        wen_zhang@moodys.com

STANDARD & POOR'S
Taraneh Moayed                   212-438-1804        taraneh_moayed@sandp.com


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     SERIES 2005-WMC2
================================================================================

TITLE OF CERTIFICATES   Merrill Lynch Mortgage Investors, Inc., Mortgage Loan
                        Asset-Backed Certificates Series 2005-WMC2, consisting of: Class A-1A and Class A-1B Certificates
                        (collectively, the "Class A-1 Certificates"), Class
                        A-2A, Class A-2B, Class A-2C and Class A-2D Certificates
                        (collectively, the "Class A-2 Certificates" and, together with the Class A-1 Certificates, the "Class A
                        Certificates"), Class M-1, Class M-2, Class M-3, Class
                        M-4, Class M-5 and Class M-6 Certificates (collectively, the "Class M Certificates"), and Class B-1, Class B-2,
                        Class B-3 and Class B-4 Certificates (collectively, the
                        "Class B Certificates") The Class A Certificates, the
                        Class M Certificates and the Class B Certificates (other than the Class B-4 Certificates) are collectively known as the "Offered Certificates". The Class M and Class B
                        Certificates are collectively known as the "Subordinate
                        Certificates".

LEAD MANAGER            Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGER              Banc of America Securities LLC

DEPOSITOR               Merrill Lynch Mortgage Investors, Inc.

SELLER                  Merrill Lynch Mortgage Capital Inc.

ORIGINATOR              WMC Mortgage Corp.

SERVICER                Wilshire Credit Corporation

MASTER SERVICER         Wells Fargo Bank, N.A.

TRUSTEE                 HSBC Bank USA, N.A.

CUT-OFF DATE            May 1, 2005

PRICING DATE            On or about May [17], 2005

CLOSING DATE            On or about May [31], 2005

DISTRIBUTION DATES      Distribution of principal and interest on the
                        Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in June 2005.

ERISA CONSIDERATIONS    The Offered Certificates will be ERISA eligible as of
                        the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT        The Offered Certificates will not constitute
                        "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS              For federal income tax purposes, the Trust Fund will
                        include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     SERIES 2005-WMC2
================================================================================

OPTIONAL TERMINATION    The Trustee will be required to effect an auction of the
                        assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders. Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest on the Certificates,
                        (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS          Fixed rate and adjustable rate, first and second lien,
                        sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $780,433,779 originated by WMC Mortgage
                        Corp.

                        The mortgage pool will be divided into two groups referred to as Group 1 and Group 2. Group 1 will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $359,650 if a single-unit property (or $539,475 if the property is located in Hawaii or Alaska), $460,400 if a two-unit property (or $690,600 if the property is located in Hawaii or Alaska), $556,500 if a three-unit property (or $834,750 if the property is located in Hawaii or Alaska), or $691,600 if a four-unit property (or $1,037,400 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $179,825 (or $269,725 if the property is located in Hawaii or Alaska). Group 2 will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group 1.

TOTAL DEAL SIZE         Approximately $760,137,000

ADMINISTRATIVE FEES     The Servicer and Trustee will be paid fees aggregating
                        52 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS     1. Excess interest
                        2. Over-Collateralization
                        3. Subordination

EXCESS INTEREST         Excess interest cashflow will be available as credit
                        enhancement.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     SERIES 2005-WMC2
================================================================================


OVER-COLLATERALIZATION  The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 2.60% of the aggregate principal balance of the Mortgage Loans. To the extent that over-collateralization amount is reduced below the over-collateralization target amount (i.e., 2.60% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                        Initial: Approximately 2.60% of original balance
                        Target:  2.60% of original balance before stepdown,
                                 5.20% of current balance after stepdown
                        Floor:   0.50% of original balance

                      (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):       CLASSES          RATING (M/S)     SUBORDINATION
                         -------          ------------     -------------
                         Class A            Aaa/AAA           20.70%
                        Class M-1           Aa1/AA+           17.20%
                        Class M-2            Aa2/AA           14.10%
                        Class M-3            Aa3/AA           12.15%
                        Class M-4            A1/AA-           10.40%
                        Class M-5            A2/A+             8.75%
                        Class M-6             A3/A             7.15%
                        Class B-1           Baa1/A-            5.85%
                        Class B-2          Baa2/BBB+           4.60%
                        Class B-3           Baa3/BBB           3.60%
                        Class B-4           Ba1/BBB-           2.60%


(1) The subordination includes the initial over-collateralization level of approximately 2.60%.

CLASS SIZES:             CLASSES          RATING (M/S)     CLASS SIZES
                         -------          ------------     -----------
                         Class A            Aaa/AAA           79.30%
                        Class M-1           Aa1/AA+            3.50%
                        Class M-2            Aa2/AA            3.10%
                        Class M-3            Aa3/AA            1.95%
                        Class M-4            A1/AA-            1.75%
                        Class M-5            A2/A+             1.65%
                        Class M-6             A3/A             1.60%
                        Class B-1           Baa1/A-            1.30%
                        Class B-2          Baa2/BBB+           1.25%
                        Class B-3           Baa3/BBB           1.00%
                        Class B-4           Ba1/BBB-           1.00%



INTEREST ACCRUAL        For the Offered Certificates and the Class B-4
                        Certificates, interest will initially accrue from the Closing Date to (but excluding) the first Distribution
                        Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

COUPON STEP UP          If the 10% optional termination does not occur on the
                        first distribution date on which it is possible, (i) the margin on each of the Class A Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x its respective margin.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     SERIES 2005-WMC2
================================================================================

AVAILABLE FUNDS CAPS    Class A-1 Certificates: The per annum rate equal to 12
                        times the quotient of (x) the total scheduled interest based on the Group 1 Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

                        Class A-2 Certificates: The per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Group 2 Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

                        Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting the current principal balance of the related Class A Certificates from the aggregate principal balance of each loan group) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

                        "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACTS           The trust fund will own a one-month LIBOR cap contract
                        purchased for the benefit of the Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month
                        LIBOR (subject to a cap on the related cap contract) exceeds the related lower collar with respect to such Distribution Date shown in the tables appearing on pages
                        49, 50 and 51. Payments received on the related cap contract will be available to pay interest to the holders of the Offered Certificates and the Class B-4
                        Certificates, up to the amount of interest shortfalls on such Certificates to the extent attributable to rates in excess of the related Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A
                        Certificates after the Subordinate Certificates have been written down to zero).

                                                  BEGINNING        1ML STRIKE,
        CLASSES            NUMBER OF MONTHS   DISTRIBUTION DATE   UPPER COLLAR
        -------            ----------------   -----------------   ------------
 Class A-1 Certificates           40              June 2005           9.71%
 Class A-2 Certificates           33              June 2005           9.28%
Subordinate Certificates          33              June 2005           8.68%



                        With respect to any Distribution Date, the notional balance of each Cap Contract will equal the lesser of
                        (i) the notional balance shown in the tables appearing on pages 49, 50 and 51 and (ii) the outstanding certificate principal balance of the related Certificates.

MAXIMUM RATE CAPS       The pass-through rates of each of the Offered
                        Certificates will also be subject to a related "Maximum
                        Rate Cap", which will be calculated in the same manner as the Available Funds Cap, but based on the net maximum lifetime mortgage rates for the adjustable rate Mortgage loans and the net mortgage rates for the fixed rate
                        Mortgage Loans rather than the Net Mortgage Rate. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]    SERIES 2005-WMC2
================================================================================

SHORTFALL               If on any Distribution Date the pass-through rate for
REIMBURSEMENT           any class of Certificates is limited by the related
                        Available Funds Cap, (1) the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the related Available
                        Funds Cap, up to but not exceeding the greater of (a) the related Maximum Rate Cap and (b) the sum of (i) the related Available Funds Cap and (ii) the product of (A) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual period and (B) the quotient obtained by dividing (I) and amount equal to the proceeds, if any, payable under the related Cap Contract with respect to such Distribution Date by (II) the aggregate
                        Certificated Principal Balance of each of the Classes of Certificates to which such Cap Contract relates for such Distribution Date over (2) the amount of interest such class was entitled to receive on such Distribution Dated based on the related Available Funds Cap together with the unpaid portion of any such excess from prior
                        Distribution Dates and interest accrued thereon at the then applicable Pass-Through Rate for such class, without giving effect to the related Available Funds
                        Cap, shall be reimbursed to the extent of amounts paid under the related Cap Contract not otherwise allocated on such Distribution Date. Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.



CASHFLOW PRIORITY       1.    Administrative Fees.

                        2. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class M-5 Certificates, then to the Class M-6 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates and then to the Class B-4 Certificates.

                        3. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, and then monthly principal to the Class B-4 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                        4. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                        5. Excess interest to pay subordinate principal shortfalls.

                        6. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                        7. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates and the Class B-4 Certificates.

                        Payments received on the related Cap Contract will only be available to the related classes of Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the related Cap Contract over amounts needed to pay such Carryovers on the related classes of Certificates will be distributed in respect of other classes of certificates not described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     SERIES 2005-WMC2
================================================================================

PRINCIPAL PAYDOWN


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      1) The Group 1 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

      2) The Group 2 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

      Group 1 Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 1 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Group 2 Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 2 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Principal distributions allocated to the Class A-1 Certificates will be distributed pro rata between the Class A-1A and Class A-1B Certificates; provided that in the event that a Class A-1 Trigger Event (as defined below) has occurred, amounts allocated to the Class A-1 Certificates will be distributed to the Class A-1A and Class A-1B Certificates sequentially.

      Principal distributions allocated to the Class A-2 Certificates will be distributed to the Class A-2A Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-2B Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-2C Certificates until the Certificate principal balance thereof has been reduced to zero and then to the Class A-2D Certificates until the Certificate principal balance thereof has been reduced to zero.

      After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     SERIES 2005-WMC2
================================================================================


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:
All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2, tenth to the Class B-3 Certificates and eleventh to the Class B-4 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

            CLASS A                                    41.40%*
           CLASS M-1                                   34.40%*
           CLASS M-2                                   28.20%*
           CLASS M-3                                   24.30%*
           CLASS M-4                                   20.80%*
           CLASS M-5                                   17.50%*
           CLASS M-6                                   14.30%*
           CLASS B-1                                   11.70%*
           CLASS B-2                                   9.20%*
           CLASS B-3                                   7.20%*
           CLASS B-4                                   5.20%*

           *includes overcollateralization of 5.20%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     SERIES 2005-WMC2
================================================================================

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the June 2008 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Stepdown Loss Trigger Event does not exist.

SUBORDINATE             The first Distribution Date on which the Required
CLASS PRINCIPAL         Percentage (i.e., the sum of the outstanding principal
DISTRIBUTION            balance of the subordinate Certificates and the O/C
DATE                    amount divided by the aggregate stated principal balance
                        of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified
                        Enhancement Percentage (including O/C), which is equal to two times the initial Class A-1 and Class A-2 subordination percentage.
                        SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                        [41.40%]
                        or
                        ([18.10%]+[2.60%])*2


STEPDOWN LOSS TRIGGER   The situation that exists with respect to any
EVENT                   Distribution Date after the Stepdown Date, if (a) the
<PRELIMINARY AND        quotient of (1) the aggregate Stated Principal Balance
SUBJECT TO REVISION>    of all Mortgage Loans 60 or more days delinquent,
                        measured on a rolling three month basis (including
                        Mortgage Loans in foreclosure and REO Properties) and
                        (2) the Stated Principal Balance of all the Mortgage
                        Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [36.25]% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage) of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and
                        (2) the aggregate principal balance of the Mortgage
                        Loans as of the Cut-off Date exceeds the Required Loss
                        Percentage shown below.


DISTRIBUTION DATE OCCURRING     REQUIRED LOSS PERCENTAGE
June 2008 - May 2009            [3.00]% with respect to June 2008, plus an
                                        additional 1/12th of
                                [1.75]% for each month thereafter
June 2009 - May 2010            [4.75]% with respect to June 2009, plus an
                                        additional 1/12th of
                                [1.50]% for each month thereafter
June 2010 - May 2011            [6.25]% with respect to June 2010, plus an
                                        additional 1/12th of
                                [0.75]% for each month thereafter
June 2011 and thereafter        [7.00]%


CLASS A-1 TRIGGER       A Class A-1 Trigger Event is identical to a Step Down
EVENT                   Loss Trigger Event provided that during the period from
                        June 2005 - May 2008 a Required Loss Percentage of
                        [3.00]% shall be in effect.

                                 <PRELIMINARY AND SUBJECT TO REVISION>
PROSPECTUS              The Offered Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage
                        Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                        Certificates may not be consummated unless the purchaser has received the Prospectus.


MORTGAGE LOAN TABLES    The following tables describe the mortgage loans and the
                        related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-WMC2
[MERRILL LYNCH LOGO]     TOTAL COLLATERAL SUMMARY
================================================================================


Aggregate Outstanding Principal Balance                    $780,433,779
Aggregate Original Principal Balance                       $781,603,464
Number of Mortgage Loans                                      4,432

                                   MINIMUM           MAXIMUM          AVERAGE(1)
                                   -------           -------          ----------
Original Principal Balance         $13,580          $850,000           $176,355
Outstanding Principal Balance      $13,566          $848,000           $176,091


                                                                       WEIGHTED
                                   MINIMUM           MAXIMUM          AVERAGE(2)
                                   -------           -------          ----------
Original Term (mos)                  120               360                339
Stated remaining Term (mos)          117               359                336
Loan Age (mos)                        1                11                  2
Current Interest Rate              4.500%           12.875%              7.057%
Initial Interest Rate Cap(4)       1.000%            5.000%              2.753%
Periodic Rate Cap(4)               1.000%            2.000%              1.002%
Gross Margin(4)                    2.775%            9.500%              6.233%
Maximum Mortgage Rate(4)          11.000%           17.375%             13.164%
Minimum Mortgage Rate(4)           4.500%           10.875%              6.665%
Months to Roll(4)                     4                58                  23
Original Loan-to-Value              9.77%           100.00%              82.85%
Credit Score (3)                     500               806                645


                        EARLIEST                   LATEST
                        --------                   ------
Maturity Date          02/01/2015                 04/01/2035


LIEN POSITION                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
1st Lien                                                                  88.99%
2nd Lien                                                                  11.01%


OCCUPANCY                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Primary                                                                   94.89%
Second Home                                                                2.52%
Investment                                                                 2.59%


LOAN TYPE                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Fixed Rate                                                                17.79%
ARM                                                                       82.21%


AMORTIZATION TYPE                                       PERCENT OF MORTGAGE POOL
-----------------                                       ------------------------
Fully Amortizing                                                          58.71%
Interest Only                                                             30.46%
Balloon                                                                   10.83%

YEAR OF ORIGINATION                                     PERCENT OF MORTGAGE POOL
-------------------                                     ------------------------
2004                                                                       8.09%
2005                                                                      91.91%


LOAN PURPOSE                                            PERCENT OF MORTGAGE POOL
------------                                            ------------------------
Purchase                                                                  53.05%
Refinance - Rate/Term                                                      4.54%
Refinance - Cashout                                                       42.41%

PROPERTY TYPE                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
Single Family                                                             69.89%
Condominium                                                                8.55%
Two- to Four-Family                                                        7.37%
Manufactured Housing                                                       0.45%
Planned Unit Development                                                  13.74%


(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.
(4) ARM Loans only

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-WMC2
[MERRILL LYNCH LOGO]     TOTAL COLLATERAL SUMMARY
================================================================================

MORTGAGE RATES

                        NUMBER        AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                          OF          PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE     FULL OR
RANGE OF               MORTGAGE        BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL   ALTERNATIVE   PERCENT
MORTGAGE RATES           LOANS       OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING     LTV          DOC          IO
--------------           -----       -----------      ----       ------    -----    -----------     ---          ---          --
5.500% or less            134        $40,632,996      5.21%      5.331%     672       $303,231     78.13%       66.73%      63.99%
5.501% to 6.000%          486        135,718,294      17.39       5.853     665        279,256      79.84        57.64       58.76
6.001% to 6.500%          618        162,566,089      20.83       6.328     651        263,052      80.28        49.10       44.16
6.501% to 7.000%          690        161,127,329      20.65       6.808     646        233,518      80.39        38.57       25.07
7.001% to 7.500%          399         82,922,151      10.63       7.307     629        207,825      82.39        41.74       15.43
7.501% to 8.000%          376         69,680,988       8.93       7.786     611        185,322      82.84        42.88        8.66
8.001% to 8.500%          234         27,979,141       3.59       8.275     632        119,569      87.92        52.73        1.32
8.501% to 9.000%          208         22,090,271       2.83       8.809     605        106,203      89.30        64.19        0.00
9.001% to 9.500%          206         16,698,911       2.14       9.375     648         81,063      95.02        49.79        3.68
9.501% to 10.000%         425         24,429,571       3.13       9.901     649         57,481      98.46        42.04        0.00
10.001% to 10.500%        198         11,728,550       1.50      10.372     648         59,235      98.89        34.80        0.00
10.501% to 11.000%        285         16,870,762       2.16      10.859     630         59,196      98.99        33.58        0.00
11.001% to 11.500%        115          4,754,794       0.61      11.349     622         41,346      98.60        41.29        0.00
11.501% to 12.000%         40          2,357,342       0.30      11.950     630         58,934      99.01         3.64        0.00
12.001% to 12.500%         11            445,950       0.06      12.330     624         40,541      99.70        31.84        0.00
12.501% to 13.000%          7            430,640       0.06      12.859     619         61,520      99.03        39.09        0.00
                        -----       ------------    -------      ------     ---       --------     ------       ------      ------
TOTAL:                  4,432       $780,433,779    100.00%      7.057%     645       $176,091     82.85%       47.59%      30.46%
                        =====       ============    =======      ======     ===       ========     ======       ======      ======


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 12.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.057% per annum.


REMAINING MONTHS TO STATED MATURITY

                    NUMBER      AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED     PERCENT
RANGE OF              OF        PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE     FULL OR
REMAINING TERMS    MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE   PERCENT
(MONTHS)             LOANS     OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING      LTV         DOC          IO
--------             -----     -----------      ----       ------    -----     -----------      ---         ---          --


109 to 120               2         $216,010      0.03%     7.458%     660       $108,005      89.98%      100.00%       0.00%

169 to 180           1,481       90,354,735      11.58      9.813     660         61,009       97.98        42.72        0.00

229 to 240              12        1,674,219       0.21      7.537     682        139,518       77.25        91.03        0.00

289 to 300               2          394,897       0.05      6.483     654        197,448       65.49       100.00        0.00

349 to 360           2,935      687,793,919      88.13      6.694     643        234,342       80.89        48.08       34.56
                     -----     ------------    -------     ------     ---       --------      ------       ------      ------
TOTAL:               4,432     $780,433,779    100.00%     7.057%     645       $176,091      82.85%       47.59%      30.46%
                     =====     ============    =======     ======     ===       ========      ======       ======      ======


As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 117 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 336 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-WMC2
[MERRILL LYNCH LOGO]     TOTAL COLLATERAL SUMMARY
================================================================================


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                         NUMBER      AGGREGATE                           WEIGHTED      AVERAGE     WEIGHTED    PERCENT
RANGE OF ORIGINAL          OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE      PRINCIPAL    AVERAGE     FULL OR
MORTGAGE LOAN           MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL   ALTERNATIVE   PERCENT
PRINCIPAL BALANCES        LOANS     OUTSTANDING      POOL       COUPON    SCORE      OUTSTANDING     LTV          DOC          IO
------------------        -----     -----------      ----       ------    -----      -----------     ---          ---          --
$50,000 or less            738      $23,898,052      3.06%      9.971%     645         $32,382     97.16%       58.35%       0.00%
$50,001 to $100,000      1,026       75,437,520       9.67       8.872     645          73,526      91.03        51.82        2.57
$100,001 to $150,000       667       82,757,234      10.60       7.568     636         124,074      83.74        55.28       10.69
$150,001 to $200,000       467       81,858,237      10.49       7.045     633         175,285      81.21        54.55       12.58
$200,001 to $250,000       376       84,709,535      10.85       6.708     637         225,291      79.79        49.97       29.36
$250,001 to $300,000       363       99,081,284      12.70       6.632     643         272,951      79.97        44.54       36.49
$300,001 to $350,000       244       78,998,231      10.12       6.534     648         323,763      81.39        41.31       39.94
$350,001 to $400,000       204       76,567,695       9.81       6.579     646         375,332      81.64        39.15       38.99
$400,001 to $450,000       108       45,868,359       5.88       6.673     649         424,707      82.56        35.90       46.40
$450,001 to $500,000        90       42,924,335       5.50       6.546     651         476,937      82.51        38.80       56.90
$500,001 to $550,000        55       28,912,346       3.70       6.460     668         525,679      81.96        37.94       60.01
$550,001 to $600,000        39       22,513,653       2.88       6.460     657         577,273      81.89        48.98       38.64
$600,001 to $650,000        34       21,336,437       2.73       6.422     671         627,542      80.72        55.93       49.92
$650,001 to $700,000         4        2,720,200       0.35       6.165     654         680,050      83.31       100.00      100.00
$700,001 to $750,000        11        7,996,517       1.02       6.165     652         726,956      81.72        63.19       72.87
$750,001 to $800,000         3        2,357,519       0.30       5.853     652         785,840      75.07        67.87       67.87
$800,001 to $850,000         3        2,496,626       0.32       6.237     691         832,209      84.91       100.00       66.05
                         -----     ------------    -------      ------     ---        --------     ------       ------      ------
TOTAL:                   4,432     $780,433,779    100.00%      7.057%     645        $176,091     82.85%       47.59%      30.46%
                         =====     ============    =======      ======     ===        ========     ======       ======      ======


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $13,566 to approximately $848,000 and the average outstanding principal balance of the Mortgage Loans was approximately $176,091.


PRODUCT TYPES


                         NUMBER     AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                           OF       PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE      PRINCIPAL    AVERAGE     FULL OR
                        MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT       BALANCE    ORIGINAL   ALTERNATIVE   PERCENT
PRODUCT TYPES             LOANS    OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV         DOC           IO
-------------             -----    -----------       ----       ------     -----     -----------     ---         ---           --
10 Year Fixed Loans          2         $216,010      0.03%      7.458%     660        $108,005     89.98%      100.00%       0.00%
15 Year Fixed Loans         67        5,896,803       0.76       7.358     640          88,012      77.66        66.26        0.00
20 Year Fixed Loans         11        1,631,293       0.21       7.451     680         148,299      76.92        93.43        0.00
25 Year Fixed Loans          2          394,897       0.05       6.483     654         197,448      65.49       100.00        0.00
30 Year Fixed Loans        279       46,178,643       5.92       7.081     642         165,515      79.34        58.22        0.00
6 Month LIBOR Loans          2          970,788       0.12       7.071     697         485,394      70.17         0.00        0.00
2/28 LIBOR Loans         2,454      593,324,132      76.02       6.677     642         241,778      81.16        47.10       37.05
3/27 LIBOR Loans            88       18,428,662       2.36       6.796     630         209,417      77.85        48.08        1.89
5/25 LIBOR Loans           112       28,891,694       3.70       6.345     658         257,962      80.12        53.58       60.70
Balloon Loans            1,415       84,500,857      10.83       9.985     662          59,718      99.40        41.06        0.00
                         -----     ------------    -------      ------     ---        --------     ------       ------      ------
TOTAL:                   4,432     $780,433,779    100.00%      7.057%     645        $176,091     82.85%       47.59%      30.46%
                         =====     ============    =======      ======     ===        ========     ======       ======      ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-WMC2
[MERRILL LYNCH LOGO]     TOTAL COLLATERAL SUMMARY
================================================================================


ADJUSTMENT TYPE

                         NUMBER     AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                           OF       PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE      PRINCIPAL    AVERAGE     FULL OR
                        MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT       BALANCE    ORIGINAL   ALTERNATIVE   PERCENT
ADJUSTMENT TYPE           LOANS    OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV         DOC          IO
---------------           -----    -----------       ----       ------     -----     -----------     ---         ---          --
ARM                      2,656     $641,615,276     82.21%      6.666%     643        $241,572     81.00%       47.35%      37.05%
Fixed Rate               1,776      138,818,503      17.79       8.863     654          78,164      91.43        48.71        0.00
                         -----     ------------    -------      ------     ---        --------     ------       ------      ------
TOTAL:                   4,432     $780,433,779    100.00%      7.057%     645        $176,091     82.85%       47.59%      30.46%
                         =====     ============    =======      ======     ===        ========     ======       ======      ======


AMORTIZATION TYPE


                         NUMBER     AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                           OF       PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE      PRINCIPAL    AVERAGE     FULL OR
                        MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT       BALANCE    ORIGINAL   ALTERNATIVE   PERCENT
AMORTIZATION TYPE         LOANS    OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV         DOC          IO
-----------------         -----    -----------       ----       ------     -----     -----------     ---         ---          --
Fully Amortizing         2,267     $458,200,225     58.71%      6.949%     632        $202,117     80.50%       45.38%       0.00%
Balloon                  1,415       84,500,857      10.83       9.985     662          59,718      99.40        41.06        0.00
60 Month Interest-Only     750      237,732,697      30.46       6.225     663         316,977      81.51        54.18      100.00
                         -----     ------------    -------      ------     ---        --------     ------       ------      ------
TOTAL:                   4,432     $780,433,779    100.00%      7.057%     645        $176,091     82.85%       47.59%      30.46%
                         =====     ============    =======      ======     ===        ========     ======       ======      ======



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------



STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                 NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
GEOGRAPHIC DISTRIBUTION           LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-----------------------           -----     -----------     ----      ------     -----   -----------     ---        ---         --
Alabama                              2        $212,554     0.03%      6.535%      646     $106,277     90.00%      64.92%      0.00%
Arizona                            108      13,367,003      1.71       7.132      641      123,769      85.51       70.60      27.79
Arkansas                             3         146,070      0.02       8.568      635       48,690      86.58      100.00       0.00
California                        1718     401,113,808     51.40       6.846      652      233,477      82.14       43.54      43.68
Colorado                            58       7,764,742      0.99       7.242      619      133,875      85.30       71.49      43.47
Connecticut                         66      10,105,571      1.29       7.063      640      153,115      83.35       51.35      12.69
Delaware                             2         363,586      0.05       8.561      600      181,793      90.68       37.90       0.00
District of Columbia                14       2,462,903      0.32       7.070      617      175,922      81.59       53.04      45.45
Florida                            254      35,164,403      4.51       7.252      638      138,443      83.67       56.18      22.33
Georgia                             22       2,732,123      0.35       7.684      634      124,187      84.32       59.58      20.85
Idaho                               15       1,388,238      0.18       7.096      655       92,549      80.91       21.38       0.00
Illinois                           123      15,703,111      2.01       7.290      631      127,668      82.76       47.13      12.49
Indiana                             20       1,810,509      0.23       7.349      623       90,525      87.70       77.96       0.00
Iowa                                 4         368,722      0.05       6.970      646       92,180      89.84      100.00       0.00
Kansas                              11       1,425,649      0.18       7.309      667      129,604      85.61       60.76       0.00
Kentucky                            13         806,407      0.10       8.021      591       62,031      88.07       75.39       0.00
Louisiana                           69       5,820,609      0.75       7.939      598       84,357      84.38       70.91       3.79
Maine                               12       1,115,638      0.14       7.373      611       92,970      79.37       53.52       0.00
Maryland                           188      30,005,179      3.84       7.215      636      159,602      84.19       59.21      27.98
Massachusetts                       43       6,971,219      0.89       7.200      654      162,121      83.37       42.42       8.10
Michigan                            37       4,591,484      0.59       7.461      602      124,094      85.26       84.05      16.38
Minnesota                            6       1,182,448      0.15       7.367      638      197,075      88.97       84.59       0.00
Mississippi                         27       1,749,293      0.22       8.446      613       64,789      85.02       73.59       0.00
Missouri                            45       3,619,432      0.46       7.380      617       80,432      84.47       61.51       3.07
Montana                             12       1,306,103      0.17       7.375      642      108,842      86.52       86.31       0.00
Nevada                              88      16,136,989      2.07       7.119      661      183,375      84.38       43.58      24.91
New Hampshire                       28       4,186,676      0.54       7.246      632      149,524      84.99       48.31       4.61
New Jersey                         130      27,538,224      3.53       7.071      634      211,832      82.32       39.94       9.02
New Mexico                          12       1,160,971      0.15       7.317      642       96,748      78.48       70.60       0.00
New York                           243      56,673,814      7.26       7.130      647      233,226      82.71       36.28      10.47
North Carolina                      46       4,605,162      0.59       7.605      624      100,112      83.27       59.57      21.44
Ohio                                52       4,806,014      0.62       7.490      630       92,423      86.23       67.65      17.06
Oklahoma                            39       2,813,738      0.36       8.098      606       72,147      86.40       65.37       2.84
Oregon                              29       3,229,755      0.41       6.916      641      111,371      82.52       35.77       5.00
Pennsylvania                        77       8,646,875      1.11       7.316      622      112,297      86.18       66.16      17.84
Rhode Island                        24       4,309,615      0.55       6.845      653      179,567      81.03       48.86      31.20
South Carolina                      15       1,329,205      0.17       7.361      629       88,614      85.90      100.00       7.98
South Dakota                         4         434,178      0.06       7.445      602      108,545      81.61       52.38       0.00
Tennessee                           60       5,048,363      0.65       7.572      627       84,139      84.98       58.59       5.61
Texas                              346      32,407,509      4.15       7.610      640       93,663      83.75       56.61       6.05
Utah                                12         993,082      0.13       6.930      650       82,757      84.24       40.59      34.62
Vermont                              4         481,285      0.06       6.921      674      120,321      75.84       77.37       0.00
Virginia                           194      33,548,059      4.30       7.416      643      172,928      82.79       40.19      20.04
Washington                         110      15,472,909      1.98       6.997      632      140,663      82.88       57.09      31.08
West Virginia                        6         381,771      0.05       8.500      590       63,629      80.54       46.26       0.00
Wisconsin                           36       4,291,623      0.55       7.608      629      119,212      85.08       71.55      18.98
Wyoming                              5         641,158      0.08       7.238      698      128,232      72.52       21.89       0.00
                                 -----    ------------   -------      ------      ---     --------     ------      ------     ------
TOTAL:                           4,432    $780,433,779   100.00%      7.057%      645     $176,091     82.85%      47.59%     30.46%
                                 =====    ============   =======      ======      ===     ========     ======      ======     ======

No more than approximately 0.52% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------



ORIGINAL LOAN-TO-VALUE RATIOS

                                NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                  OF        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF ORIGINAL              MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN-TO-VALUE RATIOS             LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
--------------------             -----     -----------     ----      ------     -----   -----------     ---        ---         --
50.00% or less                     48      $7,606,045      0.97%     6.607%      633      $158,459    40.03%      45.28%      2.66%
50.01% to 55.00%                   30       4,577,592       0.59      6.896      607       152,586     52.77       53.95       6.99
55.01% to 60.00%                   39       7,326,263       0.94      7.105      582       187,853     57.96       49.84       8.71
60.01% to 65.00%                   55      10,105,042       1.29      6.463      631       183,728     63.00       62.68      14.05
65.01% to 70.00%                   94      23,288,965       2.98      6.679      621       247,755     68.72       50.03      19.07
70.01% to 75.00%                  144      37,903,202       4.86      6.681      625       263,217     73.72       37.15      25.43
75.01% to 80.00%                1,738     410,312,125      52.57      6.510      655       236,083     79.90       41.84      40.70
80.01% to 85.00%                  244      55,184,546       7.07      6.997      608       226,166     84.36       63.57      23.87
85.01% to 90.00%                  378      84,677,854      10.85      7.051      631       224,015     89.52       57.28      29.24
90.01% to 95.00%                  304      55,834,325       7.15      7.611      635       183,666     94.63       67.38      28.40
95.01% to 100.00%               1,358      83,617,819      10.71      9.810      663        61,574     99.93       44.12       0.36
                                -----    ------------    -------     ------      ---      --------    ------      ------     ------
TOTAL:                          4,432    $780,433,779    100.00%     7.057%      645      $176,091    82.85%      47.59%     30.46%
                                =====    ============    =======     ======      ===      ========    ======      ======     ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 9.77% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 11.01% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.40%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.84%.

LOAN PURPOSE

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN PURPOSE                       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------                       -----    -----------     ----      ------     -----   -----------     ---        ---         --
Purchase                          2,614    $414,052,719    53.05%     7.146%      661      $158,398    84.13%      40.82%     32.89%
Refinance - Cashout               1,618     330,972,322     42.41      6.945      626       204,556     81.23       54.02      27.66
Refinance - Rate Term               200      35,408,737      4.54      7.064      621       177,044     83.10       66.71      28.28
                                  -----    ------------   -------     ------      ---      --------    ------      ------     ------
TOTAL:                            4,432    $780,433,779   100.00%     7.057%      645      $176,091    82.85%      47.59%     30.46%
                                  =====    ============   =======     ======      ===      ========    ======      ======     ======


PROPERTY TYPE

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PROPERTY TYPE                      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-------------                      -----    -----------     ----      ------     -----   -----------     ---        ---         --
Single Family                     3,146    $545,439,140    69.89%     7.052%      641      $173,375    82.87%     48.51%     30.55%
Condominium                         424      66,720,434      8.55      6.883      657       157,360     83.32      46.02      43.59
Two- to Four-Family                 220      57,530,552      7.37      7.082      658       261,503     82.00      38.33      11.04
Manufactured Housing                 29       3,500,206      0.45      7.251      634       120,697     80.06      71.74       0.00
Planned Unit Development            613     107,243,447     13.74      7.171      648       174,949     83.04      48.08      33.25
                                  -----    ------------   -------     ------      ---      --------    ------     ------     ------
TOTAL:                            4,432    $780,433,779   100.00%     7.057%      645      $176,091    82.85%     47.59%     30.46%
                                  =====    ============   =======     ======      ===      ========    ======     ======     ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------



DOCUMENTATION

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
DOCUMENTATION                      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-------------                      -----    -----------     ----      ------     -----   -----------     ---        ---         --
Full Documentation                2,245    $363,286,818    46.55%     6.920%      634      $161,820    83.37%     100.00%     34.80%
Streamlined Documentation         1,154     183,746,875     23.54      7.544      674       159,226     83.92        0.00      18.87
Limited Documentation               475     105,451,127     13.51      6.767      639       222,002     83.82        0.00      45.98
Stated Documentation                382      91,138,284     11.68      6.974      639       238,582     76.86        0.00      14.07
Lite Documentation                  138      28,677,385      3.67      6.970      648       207,807     84.42        0.00      45.12
Full/Alt Documentation               38       8,133,290      1.04      7.174      611       214,034     84.90      100.00      29.18
                                  -----    ------------   -------     ------      ---      --------    ------      ------     ------
TOTAL:                            4,432    $780,433,779   100.00%     7.057%      645      $176,091    82.85%      47.59%     30.46%
                                  =====    ============   =======     ======      ===      ========    ======      ======     ======

OCCUPANCY

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
OCCUPANCY                          LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
---------                          -----    -----------     ----      ------     -----   -----------     ---        ---         --
Primary                           4,177    $740,548,674    94.89%     7.060%      643      $177,292     82.88%    47.76%     31.37%
Investment                          130      20,180,042      2.59      7.202      657       155,231      81.07     59.70       0.00
Second Home                         125      19,705,063      2.52      6.803      683       157,641      83.78     28.98      27.62
                                  -----    ------------   -------     ------      ---      --------     ------    ------     ------
TOTAL:                            4,432    $780,433,779   100.00%     7.057%      645      $176,091     82.85%    47.59%     30.46%
                                  =====    ============   =======     ======      ===      ========     ======    ======     ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOANS AGE SUMMARY

                                 NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
MORTGAGE LOANS AGE              MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
(MONTHS)                          LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
--------                          -----     -----------     ----      ------     -----   -----------     ---        ---         --
1                                    5        $442,065      0.06%     7.925%      677      $88,413      84.81%    33.31%      0.00%
2                                2,800     487,419,996      62.46      7.063      644      174,079       82.68     47.31      29.50
3                                1,296     231,791,931      29.70      7.050      646      178,852       83.03     47.83      31.00
4                                  269      48,793,687       6.25      7.020      647      181,389       83.44     43.97      35.82
5                                   42       8,419,087       1.08      6.977      650      200,454       85.28     67.87      43.05
6                                    4         380,058       0.05      7.629      614       95,015       81.29     14.17       0.00
7                                    5       1,017,202       0.13      7.407      684      203,440       82.71     76.01      32.61
8                                    4         633,185       0.08      7.174      726      158,296       83.98    100.00      49.91
9                                    4       1,129,044       0.14      7.036      575      282,261       82.79     97.44      27.14
10                                   2         232,609       0.03      7.700      637      116,304       82.02     40.32       0.00
11                                   1         174,914       0.02      7.500      568      174,914       60.00      0.00       0.00
                                 -----    ------------    -------     ------      ---     --------      ------    ------     ------
TOTAL:                           4,432    $780,433,779    100.00%     7.057%      645     $176,091      82.85%    47.59%     30.46%
                                 =====    ============    =======     ======      ===     ========      ======    ======     ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------



ORIGINAL PREPAYMENT PENALTY TERM

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
ORIGINAL PREPAYMENT              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PENALTY TERM                       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------                       -----    -----------     ----      ------     -----   -----------     ---        ---         --
None                              1,381    $213,142,679    27.31%     7.453%      644      $154,339     83.91%    44.62%     18.75%
12 Months                           174      37,973,709      4.87      6.967      651       218,240      81.59     43.40      35.95
24 Months                         2,525     479,258,702     61.41      6.873      644       189,805      82.71     48.44      36.49
36 Months                           352      50,058,690      6.41      7.204      645       142,212      80.68     55.28      18.48
                                  -----    ------------   ------      ------      ---      --------     ------    ------     ------
TOTAL:                            4,432    $780,433,779   100.00%     7.057%      645      $176,091     82.85%    47.59%     30.46%
                                  =====    ============   ======      ======      ===      ========     ======    ======     ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                                 NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF CREDIT SCORES            LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
----------------------            -----     -----------     ----      ------     -----   -----------     ---        ---         --
500                                  4        $473,488     0.06%      8.108%      500      $118,372    76.14%     87.45%      0.00%
501 to 525                         101      18,068,457      2.32       8.086      515       178,896     79.34      75.17       0.00
526 to 550                         109      19,438,999      2.49       7.786      539       178,339     77.10      76.45       2.34
551 to 575                         189      35,517,045      4.55       7.549      563       187,921     81.45      64.53       4.16
576 to 600                         523      79,325,592     10.16       7.258      588       151,674     82.33      67.48      20.27
601 to 625                         828     138,558,622     17.75       7.079      614       167,341     82.83      53.30      29.46
626 to 650                         829     147,851,844     18.94       7.061      638       178,350     83.72      41.58      32.10
651 to 675                         712     125,644,271     16.10       6.966      662       176,467     82.76      36.29      36.20
676 to 700                         479      86,794,354     11.12       6.850      688       181,199     83.46      40.64      35.74
701 to 725                         331      65,844,022      8.44       6.752      712       198,925     83.81      39.59      42.18
726 to 750                         188      37,267,689      4.78       6.808      737       198,232     84.07      35.58      42.56
751 to 775                          81      16,711,720      2.14       6.625      763       206,318     84.50      40.09      48.24
776 to 800                          50       7,576,240      0.97       6.512      785       151,525     78.24      50.75      35.75
801 to 806                           8       1,361,436      0.17       6.932      804       170,180     84.00       4.33      40.13
                                 -----    ------------   -------      ------      ---      --------    ------     ------     ------
TOTAL:                           4,432    $780,433,779   100.00%      7.057%      645      $176,091    82.85%     47.59%     30.46%
                                 =====    ============   =======      ======      ===      ========    ======     ======     ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 645.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------



CREDIT GRADE

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
CREDIT GRADE                       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------                       -----    -----------     ----      ------     -----   -----------     ---        ---         --
AA                                1,676    $365,599,734    46.85%     6.614%      685      $218,138     81.89%    39.53%     42.03%
A                                 1,817     258,059,728     33.07      7.440      631       142,025      85.47     47.21      27.05
A-                                  496      73,449,627      9.41      7.204      594       148,084      82.83     66.64      19.41
B+                                  213      41,173,403      5.28      7.553      569       193,302      81.74     63.48       0.00
B                                   206      38,038,902      4.87      7.802      538       184,655      77.09     72.97       0.00
C                                    24       4,112,384      0.53      7.910      550       171,349      69.34     53.73       0.00
                                  -----    ------------   -------     ------      ---      --------     ------    -----      ------
TOTAL:                            4,432    $780,433,779   100.00%     7.057%      645      $176,091     82.85%    47.59%     30.46%
                                  =====    ============   =======     ======      ===      ========     ======    ======     ======


GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF                         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
GROSS MARGINS                      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-------------                      -----    -----------     ----      ------     -----   -----------     ---        ---         --
2.501% to 3.000%                      1        $275,382     0.04%     7.500%      607      $275,382    69.00%      0.00%      0.00%
3.001% to 3.500%                      1         359,200      0.06      5.450      712       359,200     80.00       0.00     100.00
4.001% to 4.500%                      8       1,620,417      0.25      5.778      652       202,552     73.31      73.92      58.36
4.501% to 5.000%                    179      43,904,326      6.84      6.253      658       245,276     80.45      50.10      53.32
5.001% to 5.500%                    370     105,306,645     16.41      5.972      656       284,613     79.32      60.69      62.56
5.501% to 6.000%                    519     131,560,706     20.50      6.283      652       253,489     79.72      53.75      46.17
6.001% to 6.500%                    582     147,039,176     22.92      6.667      650       252,645     80.94      37.48      33.64
6.501% to 7.000%                    453     108,562,896     16.92      7.010      632       239,653     81.21      38.99      19.20
7.001% to 7.500%                    266      59,223,014      9.23      7.447      614       222,643     84.49      46.90      20.46
7.501% to 8.000%                    243      39,524,201      6.16      7.973      604       162,651     84.79      46.07      10.08
8.001% to 8.500%                     19       2,487,404      0.39      8.430      603       130,916     85.31      78.85       0.00
8.501% to 9.000%                     10       1,160,558      0.18      9.021      594       116,056     83.39      42.56       0.00
9.001% to 9.500%                      5         591,351      0.09      7.973      618       118,270     83.96      16.31       0.00
                                  -----    ------------   -------     ------      ---      --------    ------     ------     ------
TOTAL:                            2,656    $641,615,276   100.00%     6.666%      643      $241,572    81.00%     47.35%     37.05%
                                  =====    ============   =======     ======      ===      ========    ======     ======     ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.775% per annum to 9.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.233% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------



MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF MAXIMUM                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
MORTGAGE RATES                     LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
--------------                     -----    -----------     ----      ------     -----   -----------     ---        ---         --
11.500% or less                      12      $4,670,835     0.73%     4.927%      682      $389,236     78.63%    63.64%      73.41%
11.501% to 12.000%                  113      35,275,934      5.50      5.387      668       312,176      78.32     65.66       63.98
12.001% to 12.500%                  466     131,059,180     20.43      5.852      664       281,243      80.17     56.98       60.79
12.501% to 13.000%                  562     151,039,328     23.54      6.329      651       268,753      80.39     47.81       47.49
13.001% to 13.500%                  610     146,763,676     22.87      6.810      646       240,596      80.85     36.62       28.46
13.501% to 14.000%                  346      73,646,885     11.48      7.304      626       212,852      82.36     40.97       15.67
14.001% to 14.500%                  313      63,016,847      9.82      7.787      608       201,332      82.64     41.76        9.58
14.501% to 15.000%                   99      16,738,743      2.61      8.275      591       169,078      83.83     44.42        2.21
15.001% to 15.500%                   80      12,883,510      2.01      8.771      565       161,044      84.62     69.29        0.00
15.501% to 16.000%                   32       4,430,786      0.69      9.249      572       138,462      84.61     61.43       13.85
16.001% to 16.500%                   17       1,684,995      0.26      9.735      546        99,117      86.77     67.76        0.00
16.501% to 17.000%                    5         364,586      0.06     10.214      543        72,917      90.81     79.43        0.00
17.001% to 17.500%                    1          39,971      0.01     10.875      530        39,971      88.89    100.00        0.00
                                  -----    ------------   -------     ------      ---      --------     ------    ------      ------
TOTAL:                            2,656    $641,615,276   100.00%     6.666%      643      $241,572     81.00%    47.35%      37.05%
                                  =====    ============   =======     ======      ===      ========     ======    ======      ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 17.375% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.164% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      TOTAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------



NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                 NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
NEXT RATE                       MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT DATE                   LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
---------------                   -----     -----------     ----      ------     -----   -----------     ---        ---         --
September 2005                       2        $970,788     0.15%      7.071%      697      $485,394     70.17%     0.00%      0.00%
June 2006                            1         174,914      0.03       7.500      568       174,914      60.00      0.00       0.00
July 2006                            1          93,789      0.01       8.750      525        93,789      85.00    100.00       0.00
August 2006                          3       1,100,146      0.17       6.939      573       366,715      82.34    100.00      27.85
September 2006                       2         506,665      0.08       6.345      727       253,333      79.99    100.00      62.37
October 2006                         3         856,514      0.13       6.982      685       285,505      79.49     71.51      38.73
November 2006                        2         284,711      0.04       6.464      619       142,356      77.90      0.00       0.00
December 2006                       25       6,739,816      1.05       6.646      653       269,593      84.79     65.08      50.16
January 2007                       159      39,029,583      6.08       6.597      644       245,469      81.57     39.32      45.78
February 2007                      702     172,294,599     26.85       6.690      644       245,434      81.85     46.62      38.58
March 2007                       1,554     371,907,664     57.96       6.678      641       239,323      80.74     47.59      35.27
April 2007                           2         335,730      0.05       7.151      677       167,865      80.00     29.76       0.00
July 2007                            1         138,820      0.02       6.990      713       138,820      80.00      0.00       0.00
January 2008                         4         413,091      0.06       6.686      607       103,273      82.35     72.01       0.00
February 2008                       29       6,649,539      1.04       6.941      617       229,294      75.88     47.83       0.00
March 2008                          54      11,227,212      1.75       6.711      638       207,911      78.82     47.94       3.11
December 2009                        1         244,000      0.04       5.875      660       244,000      80.00    100.00     100.00
January 2010                         4         791,380      0.12       7.113      658       197,845      91.18     77.65       8.19
February 2010                       34       8,349,793      1.30       6.478      647       245,582      80.34     63.02      59.09
March 2010                          73      19,506,520      3.04       6.263      662       267,213      79.57     47.99      63.03
                                 -----    ------------   -------      ------      ---      --------     ------    ------     ------
TOTAL:                           2,656    $641,615,276   100.00%      6.666%      643      $241,572     81.00%    47.35%     37.05%
                                 =====    ============   =======      ======      ===      ========     ======    ======     ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      GROUP 1 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                             $397,152,569
Aggregate Original Principal Balance                                $397,880,330
Number of Mortgage Loans                                               2,547

                                                       MINIMUM                       MAXIMUM                  AVERAGE (1)
                                                       -------                       -------                  -----------
Original Principal Balance                             $13,580                      $608,000                   $156,215
Outstanding Principal Balance                          $13,566                      $607,095                   $155,930

                                                       MINIMUM                       MAXIMUM              WEIGHTED AVERAGE (2)
                                                       -------                       -------              --------------------
Original Term (mos)                                      120                           360                        345
Stated remaining Term (mos)                              117                           359                        343
Loan Age (mos)                                            1                            11                          2
Current Interest Rate                                  4.500%                        12.875%                    7.057%
Initial Interest Rate Cap(4)                           1.000%                        3.900%                     2.647%
Periodic Rate Cap(4)                                   1.000%                        2.000%                     1.002%
Gross Margin(4)                                        2.775%                        8.000%                     6.340%
Maximum Mortgage Rate(4)                               11.000%                       16.925%                    13.305%
Minimum Mortgage Rate(4)                               4.500%                        10.425%                    6.805%
Months to Roll(4)                                        13                            58                         23
Original Loan-to-Value                                  9.77%                        100.00%                    81.61%
Credit Score (3)                                         500                           805                        637

                                                                                     EARLIEST                        LATEST
                                                                                     --------                        ------
Maturity Date                                                                       02/01/2015                     04/01/2035

LIEN POSITION                          PERCENT OF MORTGAGE POOL           YEAR OF ORIGINATION              PERCENT OF MORTGAGE POOL
-------------                          ------------------------           -------------------              ------------------------
1st Lien                                                  93.00%          2004                                                 6.71%
2nd Lien                                                   7.00%          2005                                                93.29%

OCCUPANCY                              PERCENT OF MORTGAGE POOL           LOAN PURPOSE                     PERCENT OF MORTGAGE POOL
---------                              ------------------------           ------------                     ------------------------
Primary                                                   93.37%          Purchase                                            50.63%
Second Home                                                2.77%          Refinance - Rate/Term                                5.25%
Investment                                                 3.86%          Refinance - Cashout                                 44.12%

LOAN TYPE                              PERCENT OF MORTGAGE POOL           PROPERTY TYPE                    PERCENT OF MORTGAGE POOL
---------                              ------------------------           -------------                    ------------------------
Fixed Rate                                                16.43%          Single Family                                       66.67%
ARM                                                       83.57%          Condominium                                         10.05%
                                                                          Two- to Four-Family                                 10.30%
AMORTIZATION TYPE                      PERCENT OF MORTGAGE POOL           Manufactured Housing                                 0.00%
-----------------                      ------------------------
Fully Amortizing                                          78.09%          Planned Unit Development                            12.98%
Interest Only                                             15.00%
Balloon                                                    6.91%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.
(4) ARM Loans only

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      GROUP 1 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
RANGE OF                    MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
MORTGAGE RATES                LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
--------------                -----   -----------      ----      ------     -----   -----------    ---         ---        --
5.500% or less                    66   $13,979,365      3.52%    5.346%      666       $211,809   77.80%      79.47%   42.82%
5.501% to 6.000%                 250    54,765,618      13.79     5.861      658        219,062    78.59       57.15    31.83
6.001% to 6.500%                 371    80,649,016      20.31     6.330      646        217,383    78.59       50.47    23.92
6.501% to 7.000%                 472    97,402,774      24.53     6.814      643        206,362    79.80       38.83    11.24
7.001% to 7.500%                 279    52,855,233      13.31     7.321      626        189,445    82.01       40.70     8.02
7.501% to 8.000%                 261    42,905,541      10.80     7.774      608        164,389    83.16       48.35     3.04
8.001% to 8.500%                 121    15,921,530       4.01     8.275      608        131,583    85.01       49.23     2.33
8.501% to 9.000%                 106    10,673,618       2.69     8.784      586        100,695    85.92       65.73     0.00
9.001% to 9.500%                  82     5,257,999       1.32     9.387      625         64,122    91.73       49.97     0.00
9.501% to 10.000%                234    10,403,648       2.62     9.900      642         44,460    98.42       49.19     0.00
10.001% to 10.500%                91     4,003,710       1.01    10.380      644         43,997    99.62       48.05     0.00
10.501% to 11.000%               128     5,249,622       1.32    10.891      630         41,013    99.48       41.10     0.00
11.001% to 11.500%                63     2,218,524       0.56    11.321      623         35,215    99.78       43.81     0.00
11.501% to 12.000%                17       669,195       0.17    11.954      628         39,364    99.44       12.83     0.00
12.001% to 12.500%                 5       183,229       0.05    12.369      610         36,646    99.33       26.11     0.00
12.501% to 13.000%                 1        13,946       0.00    12.875      561         13,946   100.00      100.00     0.00
                               -----  ------------    -------    ------      ---       ========   ------      ------    -----
TOTAL:                         2,547  $397,152,569    100.00%    7.057%      637       $155,930   81.61%      48.09%   15.00%
                               =====  ============    =======    ======      ===       ========   ======      ======   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 12.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.057% per annum.


REMAINING MONTHS TO STATED MATURITY

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
RANGE OF                    MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
REMAINING TERMS (MONTHS)      LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
------------------------      -----   -----------      ----      ------     -----   -----------    ---         ---        --
109 to 120                         1      $108,526      0.03%    6.550%      711       $108,526   85.00%     100.00%    0.00%
169 to 180                       709    31,634,607       7.97     9.669      655         44,619    96.36       51.81     0.00
229 to 240                         6       927,755       0.23     6.518      686        154,626    64.76       88.45     0.00
289 to 300                         2       394,897       0.10     6.483      654        197,448    65.49      100.00     0.00
349 to 360                     1,829   364,086,785      91.67     6.832      635        199,063    80.39       47.59    16.36
                               -----   -----------    -------    ------      ---       --------   ------      ------   ------
TOTAL:                         2,547  $397,152,569    100.00%    7.057%      637       $155,930   81.61%      48.09%   15.00%
                               =====  ============    =======    ======      ===       ========   ======      ======   ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 117 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 343 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      GROUP 1 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
RANGE OF ORIGINAL MORTGAGE  MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN PRINCIPAL BALANCES       LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
-----------------------       -----   -----------      ----      ------     -----   -----------    ---         ---        --
$50,000 or less                  471   $14,797,015      3.73%   10.069%      648        $31,416    98.70%      55.86%    0.00%
$50,001 to $100,000              460    32,289,410       8.13     8.496      642         70,194     88.01       58.02     2.10
$100,001 to $150,000             409    51,200,572      12.89     7.040      628        125,185     79.81       59.85     8.26
$150,001 to $200,000             365    64,210,855      16.17     6.864      629        175,920     79.67       53.85     6.79
$200,001 to $250,000             298    67,028,091      16.88     6.793      634        224,926     79.62       46.11    16.73
$250,001 to $300,000             273    74,691,983      18.81     6.690      641        273,597     79.83       43.89    21.13
$300,001 to $350,000             194    62,749,692      15.80     6.628      644        323,452     81.36       38.15    29.06
$350,001 to $400,000              58    21,143,571       5.32     6.757      639        364,544     82.52       36.31    21.93
$400,001 to $450,000              11     4,650,020       1.17     6.946      655        422,729     83.95       36.53     9.36
$450,001 to $500,000               2       937,537       0.24     7.435      623        468,768     77.41        0.00     0.00
$500,001 to $550,000               1       512,200       0.13     7.275      599        512,200     90.00        0.00     0.00
$550,001 to $600,000               3     1,733,962       0.44     7.180      608        577,987     82.82       31.89     0.00
$600,001 to $650,000               2     1,207,661       0.30     7.351      667        603,831     86.14      100.00     0.00
                               -----  ------------    -------    ------      ---       --------    ------      ------   ------
TOTAL:                         2,547  $397,152,569    100.00%    7.057%      637       $155,930    81.61%      48.09%   15.00%
                               =====  ============    =======    ======      ===       ========    ======      ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $13,566 to approximately $607,095 and the average outstanding principal balance of the Mortgage Loans was approximately $155,930.

PRODUCT TYPES

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PRODUCT TYPES                 LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
-------------                 -----   -----------      ----      ------     -----   -----------    ---         ---        --
10 Year Fixed Loans                1      $108,526      0.03%    6.550%      711       $108,526   85.00%     100.00%    0.00%
15 Year Fixed Loans               41     4,191,625       1.06     6.839      646        102,235    74.19       68.42     0.00
20 Year Fixed Loans                6       927,755       0.23     6.518      686        154,626    64.76       88.45     0.00
25 Year Fixed Loans                2       394,897       0.10     6.483      654        197,448    65.49      100.00     0.00
30 Year Fixed Loans              193    32,204,431       8.11     7.082      636        166,862    77.82       57.92     0.00
2/28 LIBOR Loans               1,520   308,943,862      77.79     6.810      635        203,253    80.83       46.34    19.28
3/27 LIBOR Loans                  73    15,077,727       3.80     6.802      629        206,544    77.58       47.22     0.00
5/25 LIBOR Loans                  43     7,860,764       1.98     6.707      634        182,808    78.86       55.29     0.00
Balloon Loans                    668    27,442,982       6.91    10.102      656         41,082    99.75       49.27     0.00
                               -----  ------------    -------    ------      ---       --------   ------     -------   ------
TOTAL:                         2,547  $397,152,569    100.00%    7.057%      637       $155,930   81.61%      48.09%   15.00%
                               =====  ============    =======    ======      ===       ========   ======     =======   ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      GROUP 1 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ADJUSTMENT TYPE

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT TYPE               LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
---------------               -----   -----------      ----      ------     -----   -----------    ---         ---        --
ARM                            1,636  $331,882,353     83.57%    6.807%      635       $202,862   80.63%      46.59%   17.95%
Fixed Rate                       911    65,270,216      16.43     8.324      646         71,647    86.56       55.72     0.00
                               -----  ------------    -------    ------      ---       --------   ------      ------   ------
TOTAL:                         2,547  $397,152,569    100.00%    7.057%      637       $155,930   81.61%      48.09%   15.00%
                               =====  ============    =======    ======      ===       ========   ======      ======   ======

AMORTIZATION TYPE

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE   PERCENT
AMORTIZATION TYPE             LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC         IO
-----------------             -----   -----------      ----      ------     -----   -----------    ---         ---         --
Fully Amortizing               1,637  $310,142,804     78.09%    6.937%      631       $189,458   79.99%      46.25%     0.00%
Balloon                          668    27,442,982       6.91    10.102      656         41,082    99.75       49.27      0.00
60 Month Interest-Only           242    59,566,784      15.00     6.279      657        246,144    81.70       57.13    100.00
                               -----  ------------    -------    ------      ---       --------   ------      ------    ------
TOTAL:                         2,547  $397,152,569    100.00%    7.057%      637       $155,930   81.61%      48.09%    15.00%
                               =====  ============    =======    ======      ===       ========   ======      ======    ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      GROUP 1 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
GEOGRAPHIC DISTRIBUTION       LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
-----------------------       -----   -----------      ----      ------     -----   -----------    ---         ---        --
Alabama                            2      $212,554      0.05%    6.535%      646       $106,277   90.00%      64.92%    0.00%
Arizona                           67     8,387,688       2.11     7.273      625        125,189    85.38       73.03    13.42
Arkansas                           1        46,699       0.01     9.050      615         46,699    85.00      100.00     0.00
California                       786   158,539,222      39.92     6.758      643        201,704    79.74       42.25    25.49
Colorado                          36     3,948,516       0.99     7.399      609        109,681    85.85       61.69    18.78
Connecticut                       47     6,347,802       1.60     7.144      633        135,060    81.52       44.91     2.14
Delaware                           2       363,586       0.09     8.561      600        181,793    90.68       37.90     0.00
District of Columbia              11     2,063,281       0.52     7.228      619        187,571    81.89       47.04    44.17
Florida                          173    22,825,543       5.75     7.228      636        131,940    83.71       60.70    13.24
Georgia                           16     2,039,264       0.51     7.708      622        127,454    82.55       52.15    27.93
Idaho                             11     1,097,330       0.28     7.053      660         99,757    79.50       22.73     0.00
Illinois                          94    12,582,756       3.17     7.217      629        133,859    81.91       44.34     3.20
Indiana                           15     1,470,851       0.37     7.368      623         98,057    88.74       79.54     0.00
Iowa                               2       299,726       0.08     6.878      638        149,863    90.21      100.00     0.00
Kansas                             7       875,108       0.22     7.020      702        125,015    83.25       36.08     0.00
Kentucky                           8       583,487       0.15     7.545      601         72,936    88.67       65.98     0.00
Louisiana                         34     3,678,774       0.93     7.734      603        108,199    83.83       65.51     0.00
Maine                              5       409,853       0.10     7.646      604         81,971    81.96       65.51     0.00
Maryland                         120    17,227,767       4.34     7.273      630        143,565    83.23       54.62    10.47
Massachusetts                     31     5,702,284       1.44     6.835      656        183,945    81.76       48.29     3.49
Michigan                          19     2,099,021       0.53     7.368      606        110,475    84.19       72.99     0.00
Minnesota                          6     1,182,448       0.30     7.367      638        197,075    88.97       84.59     0.00
Mississippi                        8       694,645       0.17     8.455      612         86,831    87.75       54.12     0.00
Missouri                          26     1,902,545       0.48     7.343      616         73,175    85.00       68.45     0.00
Montana                            8     1,098,304       0.28     7.149      651        137,288    86.44       88.66     0.00
Nevada                            53     9,065,142       2.28     6.946      646        171,040    83.97       54.84    25.02
New Hampshire                     22     3,262,460       0.82     7.103      630        148,294    84.81       60.68     5.91
New Jersey                        98    20,108,779       5.06     7.061      624        205,192    80.77       39.75     2.89
New Mexico                        11     1,011,902       0.25     7.282      628         91,991    76.78       66.27     0.00
New York                         137    30,576,208       7.70     6.977      645        223,184    79.80       33.32     2.12
North Carolina                    34     3,335,241       0.84     7.670      618         98,095    83.77       59.14    16.19
Ohio                              34     3,108,928       0.78     7.552      616         91,439    86.90       74.37     3.22
Oklahoma                          19     1,701,737       0.43     7.907      599         89,565    85.94       69.11     0.00
Oregon                            21     2,439,464       0.61     6.766      643        116,165    80.33       40.06     0.00
Pennsylvania                      46     6,092,158       1.53     7.334      617        132,438    85.61       62.52    13.72
Rhode Island                      19     3,142,198       0.79     6.965      649        165,379    80.99       59.62     7.51
South Carolina                     7       603,287       0.15     7.425      618         86,184    88.53      100.00    17.58
South Dakota                       2       317,923       0.08     6.706      601        158,961    82.40       48.02     0.00
Tennessee                         26     2,284,333       0.58     7.066      634         87,859    85.97       68.74    12.40
Texas                            245    21,519,676       5.42     7.664      635         87,835    83.69       60.11     3.62
Utah                               9       701,020       0.18     7.279      649         77,891    85.41       45.61    19.26
Virginia                         120    18,754,539       4.72     7.435      639        156,288    82.31       39.43     9.27
Washington                        74     9,477,282       2.39     7.275      627        128,071    83.88       53.33    16.88
West Virginia                      4       269,072       0.07     7.864      608         67,268    79.57       23.75     0.00
Wisconsin                         26     3,061,009       0.77     7.520      636        117,731    84.67       71.67     6.75
Wyoming                            5       641,158       0.16     7.238      698        128,232    72.52       21.89     0.00
                               -----  ------------    -------    ------      ---       --------   ------      ------   ------
TOTAL:                         2,547  $397,152,569    100.00%    7.057%      637       $155,930   81.61%      48.09%   15.00%
                               =====  ============    =======    ======      ===       ========   ======      ======   ======

No more than approximately 0.55% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      GROUP 1 COLLATERAL SUMMARY
--------------------------------------------------------------------------------



ORIGINAL LOAN-TO-VALUE RATIOS

                                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
RANGE OF ORIGINAL               MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE   PERCENT
LOAN-TO-VALUE RATIOS              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC         IO
--------------------              -----    -----------     ----      ------     -----   -----------    ---         ---         --
50.00% or less                      42      $6,555,805    1.65%      6.655%      633     $156,091     39.59%     48.78%      1.05%
50.01% to 55.00%                    25       4,056,820     1.02       6.922      605      162,273      52.85      51.07       3.70
55.01% to 60.00%                    33       5,972,376     1.50       7.038      583      180,981      58.18      43.56       4.10
60.01% to 65.00%                    40       7,476,336     1.88       6.535      625      186,908      62.93      67.07       0.00
65.01% to 70.00%                    55      12,486,710     3.14       6.628      612      227,031      68.76      44.97       2.08
70.01% to 75.00%                    84      18,895,059     4.76       6.778      607      224,941      73.66      36.45      11.63
75.01% to 80.00%                 1,065     210,851,527    53.09       6.650      650      197,983      79.89      40.62      20.79
80.01% to 85.00%                   140      27,611,558     6.95       7.229      599      197,225      84.34      60.55       8.86
85.01% to 90.00%                   228      45,102,642    11.36       7.120      625      197,819      89.54      58.91      13.83
90.01% to 95.00%                   170      28,611,452     7.20       7.549      627      168,303      94.60      74.21      13.36
95.01% to 100.00%                  665      29,532,286     7.44       9.832      658       44,409      99.90      52.26       1.03
                                 -----    ------------  -------      ------      ---     --------     ------     ------     ------
TOTAL:                           2,547    $397,152,569  100.00%      7.057%      637     $155,930     81.61%     48.09%     15.00%
                                 =====    ============  =======      ======      ===     ========     ======     ======     ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 9.77% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 7.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.75%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.85%.


LOAN PURPOSE

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                                 MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN PURPOSE                       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
------------                       -----    -----------     ----      ------     -----   -----------    ---         ---        --
Purchase                          1,467    $201,092,707    50.63%    7.116%       656     $137,078    83.45%      41.18%      17.75%
Refinance - Cashout                 962     175,228,222     44.12     6.977       618      182,150     79.43       53.63       12.24
Refinance - Rate Term               118      20,831,641      5.25     7.151       609      176,539     82.17       68.19       11.64
                                  -----    ------------   -------    ------       ---     --------    ------      ------      ------
TOTAL:                            2,547    $397,152,569   100.00%    7.057%       637     $155,930    81.61%      48.09%      15.00%
                                  =====    ============   =======    ======       ===     ========    ======      ======      ======



PROPERTY TYPE

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                                 MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PROPERTY TYPE                      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
-------------                      -----    -----------     ----      ------     -----   -----------    ---         ---        --
Single Family                     1,777    $264,770,537    66.67%    7.068%       632     $148,999    81.35%      50.39%      13.84%
Condominium                         276      39,922,069     10.05     6.847       659      144,645     82.67       42.15       31.72
Two- to Four-Family                 146      40,908,464     10.30     6.921       650      280,195     80.75       38.62        6.15
Planned Unit Development            348      51,551,499     12.98     7.270       634      148,136     82.80       48.40       15.02
                                  -----    ------------   -------    ------       ---     --------    ------      ------      ------
TOTAL:                            2,547    $397,152,569   100.00%    7.057%       637     $155,930    81.61%      48.09%      15.00%
                                  =====    ============   =======    ======       ===     ========    ======      ======      ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      GROUP 1 COLLATERAL SUMMARY
--------------------------------------------------------------------------------



DOCUMENTATION

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                                 MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
DOCUMENTATION                      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
-------------                      -----    -----------     ----      ------     -----   -----------    ---         ---        --
Full Documentation                1,315    $187,522,355    47.22%    6.976%       625     $142,603    82.61%     100.00%      17.76%
Streamlined Documentation           671      98,411,650     24.78     7.345       671      146,664     82.74        0.00        9.43
Stated Documentation                262      56,807,196     14.30     6.975       629      216,821     75.24        0.00        2.92
Limited Documentation               213      39,637,851      9.98     6.821       625      186,093     82.65        0.00       25.54
Lite Documentation                   62      11,307,655      2.85     6.994       627      182,382     83.33        0.00       39.62
Full/Alt Documentation               24       3,465,861      0.87     7.477       613      144,411     82.03      100.00       21.09
                                  -----    ------------   -------    ------       ---     --------    ------      ------      ------
TOTAL:                            2,547    $397,152,569   100.00%    7.057%       637     $155,930    81.61%      48.09%      15.00%
                                  =====    ============   =======    ======       ===     ========    ======      ======      ======


OCCUPANCY

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                                 MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
OCCUPANCY                          LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
---------                          -----    -----------     ----      ------     -----   -----------    ---         ---        --
Primary                           2,382    $370,839,567    93.37%    7.063%       634     $155,684    81.58%      47.96%      15.80%
Investment                           86      15,325,367      3.86     7.064       658      178,202     81.08       59.65        0.00
Second Home                          79      10,987,635      2.77     6.818       691      139,084     83.39       36.27        8.84
                                  -----    ------------   -------    ------       ---     --------    ------      ------      ------
TOTAL:                            2,547    $397,152,569   100.00%    7.057%       637     $155,930    81.61%      48.09%      15.00%
                                  =====    ============   =======    ======       ===     ========    ======      ======      ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOANS AGE SUMMARY

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
MORTGAGE LOANS AGE  MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
(MONTHS)              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
--------              -----    -----------     ----      ------     -----   -----------    ---         ---        --
1                        5        $442,065    0.11%      7.925%      677      $88,413    84.81%      33.31%      0.00%
2                    1,634     253,038,370    63.71       7.052      636      154,858     81.45       47.55      14.78
3                      743     117,601,754    29.61       7.038      639      158,280     81.75       49.15      15.20
4                      138      21,509,390     5.42       7.109      639      155,865     82.06       42.65      17.50
5                       20       3,726,864     0.94       7.496      631      186,343     85.93       86.35      12.18
6                        1         165,241     0.04       5.625      668      165,241     80.00        0.00       0.00
7                        1          87,750     0.02       7.625      603       87,750     75.00      100.00     100.00
8                        2         238,505     0.06       8.028      618      119,252     83.97      100.00       0.00
9                        1          28,898     0.01      10.750      658       28,898    100.00        0.00       0.00
10                       1         138,820     0.03       6.990      713      138,820     80.00        0.00       0.00
11                       1         174,914     0.04       7.500      568      174,914     60.00        0.00       0.00
                     -----    ------------  -------      ------      ---     --------    ------      ------     ------
TOTAL:               2,547    $397,152,569  100.00%      7.057%      637     $155,930    81.61%      48.09%     15.00%
                     =====    ============  =======      ======      ===     ========    ======      ======     ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      GROUP 1 COLLATERAL SUMMARY
--------------------------------------------------------------------------------



ORIGINAL PREPAYMENT PENALTY TERM

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
ORIGINAL PREPAYMENT              MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PENALTY TERM                       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
------------                       -----    -----------     ----      ------     -----   -----------    ---         ---        --
None                                866    $119,936,314    30.20%    7.296%       637     $138,495    82.19%      45.91%      7.09%
12 Months                            94      16,419,579      4.13     6.994       638      174,676     78.66       45.47      13.70
24 Months                         1,386     233,134,223     58.70     6.921       636      168,207     81.91       48.65      20.94
36 Months                           201      27,662,453      6.97     7.200       640      137,624     78.26       54.41       0.00
                                  -----    ------------   -------    ------       ---     --------    ------      ------     ------
TOTAL:                            2,547    $397,152,569   100.00%    7.057%       637     $155,930    81.61%      48.09%     15.00%
                                  =====    ============   =======    ======       ===     ========    ======      ======     ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.



CREDIT SCORES

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                                 MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF CREDIT SCORES             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
----------------------             -----    -----------     ----      ------     -----   -----------    ---         ---        --
500                                   4        $473,488     0.12%     8.108%      500     $118,372    76.14%      87.45%      0.00%
501 to 525                           58      11,033,262      2.78      8.084      514      190,229     79.29       72.22       0.00
526 to 550                           77      13,812,458      3.48      7.670      539      179,383     75.89       70.39       0.00
551 to 575                          127      22,652,221      5.70      7.568      564      178,364     79.50       62.48       1.26
576 to 600                          335      46,314,247     11.66      7.177      588      138,251     81.15       70.11       8.00
601 to 625                          487      76,324,309     19.22      7.013      613      156,723     82.09       51.90      20.15
626 to 650                          484      74,607,332     18.79      7.071      638      154,147     82.57       41.87      13.09
651 to 675                          377      59,716,041     15.04      6.865      662      158,398     81.36       35.43      20.74
676 to 700                          266      41,604,301     10.48      6.806      687      156,407     82.55       38.40      18.63
701 to 725                          169      25,103,903      6.32      6.862      712      148,544     83.32       35.50      15.32
726 to 750                           96      15,181,117      3.82      6.784      736      158,137     83.26       33.91      25.98
751 to 775                           33       5,620,231      1.42      6.701      764      170,310     81.54       32.06      28.62
776 to 800                           29       3,992,433      1.01      6.423      786      137,670     74.89       59.01      16.40
801 to 805                            5         717,228      0.18      7.262      804      143,446     85.43        8.21      32.90
                                  -----    ------------   -------     ------      ---     --------    ------      ------     ------
TOTAL:                            2,547    $397,152,569   100.00%     7.057%      637     $155,930    81.61%      48.09%     15.00%
                                  =====    ============   =======     ======      ===     ========    ======      ======     ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 805 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 637.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
(MERRILL LYNCH LOGO)      GROUP 1 COLLATERAL SUMMARY
--------------------------------------------------------------------------------



CREDIT GRADE

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                                 MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
CREDIT GRADE                       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
------------                       -----    -----------     ----      ------     -----   -----------    ---         ---        --
AA                                  935    $170,392,020    42.90%    6.670%       683     $182,237     81.17%      37.24%    21.02%
A                                   987     126,142,964     31.76     7.291       626      127,804      83.96       47.00     15.78
A-                                  324      44,560,094     11.22     7.154       595      137,531      81.52       69.53      8.61
B+                                  151      28,041,591      7.06     7.482       569      185,706      79.87       63.96      0.00
B                                   135      24,943,017      6.28     7.772       536      184,763      76.41       71.25      0.00
C                                    15       3,072,884      0.77     7.777       559      204,859      69.04       50.29      0.00
                                  -----    ------------   -------    ------       ---     --------     ------      ------    ------
TOTAL:                            2,547    $397,152,569   100.00%    7.057%       637     $155,930     81.61%      48.09%    15.00%
                                  =====    ============   =======    ======       ===     ========     ======      ======    ======



GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
RANGE OF                         MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
GROSS MARGINS                      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
-------------                      -----    -----------     ----      ------     -----   -----------    ---         ---        --
2.501% to 3.000%                      1        $275,382     0.08%    7.500%       607     $275,382    69.00%       0.00%      0.00%
4.001% to 4.500%                      5         705,069      0.21     6.217       650      141,014     65.45       40.06      21.27
4.501% to 5.000%                    114      21,252,776      6.40     6.458       651      186,428     79.43       49.17      27.70
5.001% to 5.500%                    181      37,693,670     11.36     6.017       649      208,252     79.06       62.06      35.92
5.501% to 6.000%                    309      64,581,103     19.46     6.397       644      209,000     78.87       53.28      23.87
6.001% to 6.500%                    368      78,057,142     23.52     6.708       642      212,112     80.09       38.47      17.86
6.501% to 7.000%                    304      65,160,381     19.63     7.040       631      214,343     80.98       38.81       9.22
7.001% to 7.500%                    187      36,344,876     10.95     7.489       614      194,358     84.24       48.98       9.20
7.501% to 8.000%                    167      27,811,955      8.38     7.949       601      166,539     84.31       46.62       4.60
                                  -----    ------------   -------    ------       ---     --------    ------      ------     ------
TOTAL:                            1,636    $331,882,353   100.00%    6.807%       635     $202,862    80.63%      46.59%     17.95%
                                  =====    ============   =======    ======       ===     ========    ======      ======     ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.775% per annum to 8.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.340% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
(MERRILL LYNCH LOGO)      GROUP 1 COLLATERAL SUMMARY
--------------------------------------------------------------------------------



MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                 NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
RANGE OF MAXIMUM                MORTGAGE      BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
MORTGAGE RATES                    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
--------------                    -----     -----------     ----      ------     -----   -----------    ---         ---        --
11.500% or less                     2         $682,810     0.21%      4.754%      619     $341,405    85.07%     100.00%     50.75%
11.501% to 12.000%                 55       12,610,328      3.80       5.386      664      229,279     78.12       74.90      44.72
12.001% to 12.500%                233       51,020,764     15.37       5.861      656      218,973     79.41       56.18      34.02
12.501% to 13.000%                328       72,491,161     21.84       6.330      646      221,010     78.99       48.86      26.71
13.001% to 13.500%                414       87,022,626     26.22       6.816      644      210,200     80.52       36.86      13.47
13.501% to 14.000%                249       47,369,043     14.27       7.320      624      190,237     81.70       39.73       7.31
14.001% to 14.500%                219       38,543,240     11.61       7.776      605      175,997     83.26       46.88       3.38
14.501% to 15.000%                 63       11,685,787      3.52       8.281      586      185,489     84.10       43.89       3.17
15.001% to 15.500%                 50        7,442,054      2.24       8.777      567      148,841     83.17       63.00       0.00
15.501% to 16.000%                 15        1,980,499      0.60       9.287      560      132,033     80.92       51.46       0.00
16.001% to 16.500%                  6          859,413      0.26       9.706      546      143,235     88.30       51.21       0.00
16.501% to 17.000%                  2          174,627      0.05      10.231      541       87,313     95.00      100.00       0.00
                                -----     ------------   -------      ------      ---     --------    ------      ------     ------
TOTAL:                          1,636     $331,882,353   100.00%      6.807%      635     $202,862    80.63%      46.59%     17.95%
                                =====     ============   =======      ======      ===     ========    ======      ======     ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 16.925% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.305% per annum.

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                 NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                   OF        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
NEXT RATE                       MORTGAGE      BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT DATE                   LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC        IO
---------------                   -----     -----------     ----      ------     -----   -----------    ---         ---        --
June 2006                            1        $174,914     0.05%      7.500%      568     $174,914     60.00%      0.00%      0.00%
September 2006                       1         190,665      0.06       7.000      618      190,665      79.98     100.00       0.00
October 2006                         1          87,750      0.03       7.625      603       87,750      75.00     100.00     100.00
November 2006                        1         165,241      0.05       5.625      668      165,241      80.00       0.00       0.00
December 2006                       13       3,038,835      0.92       7.240      639      233,757      86.59      84.08      14.94
January 2007                        86      17,401,224      5.24       6.895      636      202,340      81.56      39.14      21.63
February 2007                      433      87,258,184     26.29       6.847      637      201,520      81.76      45.51      20.48
March 2007                         982     200,291,319     60.35       6.780      634      203,963      80.30      46.78      18.67
April 2007                           2         335,730      0.10       7.151      677      167,865      80.00      29.76       0.00
July 2007                            1         138,820      0.04       6.990      713      138,820      80.00       0.00       0.00
January 2008                         2         235,309      0.07       6.620      606      117,654      89.72     100.00       0.00
February 2008                       24       5,539,068      1.67       7.001      612      230,794      76.08      45.42       0.00
March 2008                          46       9,164,531      2.76       6.683      638      199,229      78.14      47.67       0.00
January 2010                         2         200,913      0.06       6.403      635      100,457      84.79      44.23       0.00
February 2010                       14       2,777,273      0.84       6.911      615      198,377      78.22      50.76       0.00
March 2010                          27       4,882,578      1.47       6.603      644      180,836      78.98      58.32       0.00
                                 -----    ------------   -------      ------      ---     --------     ------     ------     ------
TOTAL:                           1,636    $331,882,353   100.00%      6.807%      635     $202,862     80.63%     46.59%     17.95%
                                 =====    ============   =======      ======      ===     ========     ======     ======     ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                $383,281,209
Aggregate Original Principal Balance                   $383,723,134
Number of Mortgage Loans                                   1,885

                                 MINIMUM      MAXIMUM           AVERAGE (1)
                                 -------      -------           -----------
Original Principal Balance      $14,022      $850,000            $203,567
Outstanding Principal Balance   $14,007      $848,000            $203,332

                                 MINIMUM      MAXIMUM       WEIGHTED AVERAGE (2)
                                 -------      -------       --------------------
Original Term (mos)               120           360                 332
Stated remaining Term (mos)       117           358                 330
Loan Age (mos)                     2            10                   3
Current Interest Rate            4.625%       12.875%              7.057%
Initial Interest Rate Cap(4)     1.000%        5.000%              2.867%
Periodic Rate Cap(4)             1.000%        2.000%              1.001%
Gross Margin(4)                  3.350%        9.500%              6.119%
Maximum Mortgage Rate(4)        11.125%       17.375%             13.013%
Minimum Mortgage Rate(4)         4.625%       10.875%              6.515%
Months to Roll(4)                  4            58                  24
Original Loan-to-Value           15.27%       100.00%              84.15%
Credit Score (3)                  501           806                 653

                                EARLIEST                    LATEST
Maturity Date                 02/01/2015                 03/01/2035

LIEN POSITION                             PERCENT OF MORTGAGE POOL
-------------                             ------------------------
1st Lien                                                    84.84%
2nd Lien                                                    15.16%

OCCUPANCY                                 PERCENT OF MORTGAGE POOL
---------                                 ------------------------
Primary                                                     96.46%
Second Home                                                  2.27%
Investment                                                   1.27%

LOAN TYPE                                 PERCENT OF MORTGAGE POOL
---------                                 ------------------------
Fixed Rate                                                  19.19%
ARM                                                         80.81%

AMORTIZATION TYPE                         PERCENT OF MORTGAGE POOL
-----------------                         ------------------------
Fully Amortizing                                            38.63%
Interest Only                                               46.48%
Balloon                                                     14.89%

YEAR OF ORIGINATION                       PERCENT OF MORTGAGE POOL
-------------------                       ------------------------
2004                                                         9.51%
2005                                                        90.49%

LOAN PURPOSE                              PERCENT OF MORTGAGE POOL
------------                              ------------------------
Purchase                                                    55.56%
Refinance - Rate/Term                                        3.80%
Refinance - Cashout                                         40.63%

PROPERTY TYPE                             PERCENT OF MORTGAGE POOL
-------------                             ------------------------
Single Family                                               73.23%
Condominium                                                  6.99%
Two- to Four-Family                                          4.34%
Manufactured Housing                                         0.91%
Planned Unit Development                                    14.53%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.
(4) ARM Loans only




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                       NUMBER      AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                         OF        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     FULL OR
RANGE OF              MORTGAGE      BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE     ORIGINAL   ALTERNATIVE  PERCENT
MORTGAGE RATES         LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV         DOC         IO
--------------        --------    -----------   ----------    --------   --------    ------------  --------   -----------  ---------
5.500% or less               68    $26,653,631        6.95%      5.324%     674          $391,965     78.30%       60.05%    75.08%
5.501% to 6.000%            236     80,952,677        21.12       5.848     670           343,020      80.69        57.97     76.97
6.001% to 6.500%            247     81,917,073        21.37       6.325     656           331,648      81.94        47.74     64.08
6.501% to 7.000%            218     63,724,555        16.63       6.798     650           292,314      81.29        38.17     46.21
7.001% to 7.500%            120     30,066,918         7.84       7.282     634           250,558      83.05        43.59     28.46
7.501% to 8.000%            115     26,775,447         6.99       7.805     617           232,830      82.32        34.12     17.68
8.001% to 8.500%            113     12,057,611         3.15       8.275     662           106,705      91.76        57.35      0.00
8.501% to 9.000%            102     11,416,653         2.98       8.833     623           111,928      92.47        62.76      0.00
9.001% to 9.500%            124     11,440,912         2.98       9.370     658            92,265      96.53        49.70      5.36
9.501% to 10.000%           191     14,025,924         3.66       9.901     655            73,434      98.49        36.73      0.00
10.001% to 10.500%          107      7,724,839         2.02      10.367     650            72,195      98.52        27.94      0.00
10.501% to 11.000%          157     11,621,139         3.03      10.845     630            74,020      98.77        30.18      0.00
11.001% to 11.500%           52      2,536,270         0.66      11.372     621            48,774      97.57        39.10      0.00
11.501% to 12.000%           23      1,688,147         0.44      11.949     631            73,398      98.84         0.00      0.00
12.001% to 12.500%            6        262,720         0.07      12.303     633            43,787      99.96        35.83      0.00
12.501% to 13.000%            6        416,694         0.11      12.859     621            69,449      98.99        37.05      0.00
                          -----   ------------      -------      ------     ---          --------     ------       ------    ------
TOTAL:                    1,885   $383,281,209      100.00%      7.057%     653          $203,332     84.15%       47.08%    46.48%
                          =====   ============      =======      ======     ===          ========     ======       ======    ======


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.625% per annum to 12.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.057% per annum.





REMAINING MONTHS TO STATED MATURITY

                           NUMBER       AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED     PERCENT
                             OF         PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     FULL OR
RANGE OF                  MORTGAGE       BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL   ALTERNATIVE   PERCENT
REMAINING TERMS (MONTHS)   LOANS       OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING     LTV         DOC          IO
------------------------  --------     -----------   ----------  --------  --------   -----------  --------   -----------   -------
109 to 120                     1         $107,483       0.03%    8.375%       608      $107,483     95.00%     100.00%      0.00%
169 to 180                   772       58,720,128       15.32     9.890       663        76,062      98.86       37.82       0.00
229 to 240                     6          746,464        0.19     8.804       677       124,411      92.78       94.25       0.00
349 to 360                 1,106      323,707,134       84.46     6.539       651       292,683      81.45       48.63      55.04
                           -----      -----------     -------    ------       ---       -------     ------      ------     ------
TOTAL:                     1,885     $383,281,209     100.00%    7.057%       653      $203,332     84.15%      47.08%     46.48%
                           =====     ============     =======    ======       ===      ========     ======      ======     ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 117 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 330 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER    AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                OF      PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     FULL OR
RANGE OF ORIGINAL MORTGAGE   MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE  PERCENT
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING      LTV         DOC         IO
-----------------------       -----    -----------     ----       ------     -----    -----------      ---         ---         --
$50,000 or less                 267     $9,101,037    2.37%      9.813%       639      $34,086      94.65%       62.40%     0.00%
$50,001 to $100,000             566     43,148,109    11.26       9.153       647       76,233       93.28        47.19      2.93
$100,001 to $150,000            258     31,556,662     8.23       8.426       649      122,313       90.12        47.87     14.64
$150,001 to $200,000            102     17,647,382     4.60       7.703       649      173,014       86.78        57.07     33.66
$200,001 to $250,000             78     17,681,444     4.61       6.386       645      226,685       80.41        64.58     77.26
$250,001 to $300,000             90     24,389,301     6.36       6.453       648      270,992       80.38        46.53     83.53
$300,001 to $350,000             50     16,248,539     4.24       6.170       667      324,971       81.52        53.50     81.97
$350,001 to $400,000            146     55,424,124    14.46       6.511       648      379,617       81.30        40.23     45.50
$400,001 to $450,000             97     41,218,339    10.75       6.642       648      424,931       82.41        35.82     50.58
$450,001 to $500,000             88     41,986,798    10.95       6.526       651      477,123       82.62        39.66     58.17
$500,001 to $550,000             54     28,400,145     7.41       6.445       669      525,929       81.81        38.62     61.10
$550,001 to $600,000             36     20,779,691     5.42       6.400       661      577,214       81.82        50.41     41.86
$600,001 to $650,000             32     20,128,776     5.25       6.367       672      629,024       80.39        53.28     52.92
$650,001 to $700,000              4      2,720,200     0.71       6.165       654      680,050       83.31       100.00    100.00
$700,001 to $750,000             11      7,996,517     2.09       6.165       652      726,956       81.72        63.19     72.87
$750,001 to $800,000              3      2,357,519     0.62       5.853       652      785,840       75.07        67.87     67.87
$800,001 to $850,000              3      2,496,626     0.65       6.237       691      832,209       84.91       100.00     66.05
                              -----   ------------  -------      ------       ---     --------      ------       ------    ------
TOTAL:                        1,885   $383,281,209  100.00%      7.057%       653     $203,332      84.15%       47.08%    46.48%
                              =====   ============  =======      ======       ===     ========      ======       ======    ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $14,007 to approximately $848,000 and the average outstanding principal balance of the Mortgage Loans was approximately $203,332.


PRODUCT TYPES

                        NUMBER        AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                          OF          PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                       MORTGAGE        BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL  ALTERNATIVE    PERCENT
PRODUCT TYPES           LOANS        OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC           IO
-------------           -----        -----------      ----       ------     -----    -----------     ---        ---           --
10 Year Fixed Loans         1          $107,483      0.03%      8.375%       608       $107,483    95.00%     100.00%       0.00%
15 Year Fixed Loans        26         1,705,178       0.44       8.635       627         65,584     86.19       60.94        0.00
20 Year Fixed Loans         5           703,538       0.18       8.681       672        140,708     92.96      100.00        0.00
30 Year Fixed Loans        86        13,974,212       3.65       7.078       656        162,491     82.85       58.91        0.00
6 Month LIBOR Loans         2           970,788       0.25       7.071       697        485,394     70.17        0.00        0.00
2/28 LIBOR Loans          934       284,380,269      74.20       6.532       650        304,476     81.52       47.93       56.36
3/27 LIBOR Loans           15         3,350,935       0.87       6.768       635        223,396     79.06       51.93       10.41
5/25 LIBOR Loans           69        21,030,930       5.49       6.210       667        304,796     80.59       52.95       83.39
Balloon Loans             747        57,057,875      14.89       9.928       664         76,383     99.23       37.10        0.00
                        -----      ------------    -------      ------       ---       --------    ------      ------      ------
TOTAL:                  1,885      $383,281,209    100.00%      7.057%       653       $203,332    84.15%      47.08%      46.48%
                        =====      ============    =======      ======       ===       ========    ======      ======      ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ADJUSTMENT TYPE

                          NUMBER      AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED     PERCENT
                            OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                         MORTGAGE      BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL   ALTERNATIVE  PERCENT
ADJUSTMENT TYPE           LOANS      OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING     LTV          DOC        IO
---------------           -----      -----------       ----      ------      -----    -----------     ---          ---        --
ARM                       1,020     $309,732,922     80.81%      6.515%       651       $303,660    81.39%       48.16%    57.52%
Fixed Rate                  865       73,548,287      19.19       9.343       662         85,027     95.75        42.49      0.00
                          -----     ------------    -------      ------       ---       --------    ------       ------    ------
TOTAL:                    1,885     $383,281,209    100.00%      7.057%       653       $203,332    84.15%       47.08%    46.48%
                          =====     ============    =======      ======       ===       ========    ======       ======    ======


AMORTIZATION TYPE

                          NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                            OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE  PERCENT
AMORTIZATION TYPE         LOANS      OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING      LTV          DOC        IO
-----------------         -----      -----------       ----      ------      -----    -----------      ---          ---        --
Fully Amortizing            630     $148,057,421     38.63%      6.974%       634       $235,012     81.58%       43.55%     0.00%
Balloon                     747       57,057,875      14.89       9.928       664         76,383      99.23        37.10      0.00
60 Month Interest-Only      508      178,165,913      46.48       6.208       665        350,720      81.45        53.20    100.00
                          -----     ------------    -------      ------       ---       --------     ------       ------    ------
TOTAL:                    1,885     $383,281,209    100.00%      7.057%       653       $203,332     84.15%       47.08%    46.48%
                          =====     ============    =======      ======       ===       ========     ======       ======    ======


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                            NUMBER       AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                              OF         PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    FULL OR
                           MORTGAGE       BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL  ALTERNATIVE   PERCENT
GEOGRAPHIC DISTRIBUTION     LOANS       OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC          IO
-----------------------     -----       -----------     ----       ------     -----    -----------     ---        ---          --
Arizona                       41       $4,979,315      1.30%      6.894%       668      $121,447     85.74%      66.51%     52.00%
Arkansas                       2           99,371       0.03       8.342       645        49,685      87.33      100.00       0.00
California                   932      242,574,585      63.29       6.904       657       260,273      83.71       44.38      55.57
Colorado                      22        3,816,227       1.00       7.078       629       173,465      84.74       81.62      69.01
Connecticut                   19        3,757,769       0.98       6.925       652       197,777      86.43       62.23      30.52
District of Columbia           3          399,622       0.10       6.253       610       133,207      80.00       84.02      52.05
Florida                       81       12,338,860       3.22       7.296       641       152,332      83.59       47.81      39.13
Georgia                        6          692,859       0.18       7.613       669       115,476      89.55       81.43       0.00
Idaho                          4          290,908       0.08       7.255       636        72,727      86.23       16.28       0.00
Illinois                      29        3,120,355       0.81       7.582       638       107,598      86.23       58.37      49.97
Indiana                        5          339,658       0.09       7.264       627        67,932      83.17       71.13       0.00
Iowa                           2           68,995       0.02       7.372       678        34,498      88.22      100.00       0.00
Kansas                         4          550,541       0.14       7.769       612       137,635      89.38      100.00       0.00
Kentucky                       5          222,920       0.06       9.265       566        44,584      86.50      100.00       0.00
Louisiana                     35        2,141,836       0.56       8.292       590        61,195      85.33       80.18      10.30
Maine                          7          705,785       0.18       7.214       615       100,826      77.86       46.56       0.00
Maryland                      68       12,777,411       3.33       7.138       645       187,903      85.47       65.39      51.58
Massachusetts                 12        1,268,935       0.33       8.841       645       105,745      90.58       16.07      28.81
Michigan                      18        2,492,463       0.65       7.540       598       138,470      86.16       93.35      30.17
Mississippi                   19        1,054,648       0.28       8.441       614        55,508      83.22       86.41       0.00
Missouri                      19        1,716,887       0.45       7.421       617        90,362      83.87       53.83       6.47
Montana                        4          207,798       0.05       8.570       598        51,950      86.94       73.89       0.00
Nevada                        35        7,071,847       1.85       7.340       680       202,053      84.91       29.15      24.78
New Hampshire                  6          924,216       0.24       7.748       639       154,036      85.64        4.63       0.00
New Jersey                    32        7,429,445       1.94       7.098       659       232,170      86.52       40.47      25.62
New Mexico                     1          149,069       0.04       7.550       735       149,069      90.00      100.00       0.00
New York                     106       26,097,606       6.81       7.308       650       246,204      86.12       39.76      20.26
North Carolina                12        1,269,922       0.33       7.435       638       105,827      81.96       60.71      35.22
Ohio                          18        1,697,086       0.44       7.377       657        94,283      84.98       55.35      42.42
Oklahoma                      20        1,112,001       0.29       8.391       616        55,600      87.09       59.63       7.19
Oregon                         8          790,291       0.21       7.381       634        98,786      89.28       22.51      20.44
Pennsylvania                  31        2,554,717       0.67       7.274       635        82,410      87.55       74.82      27.66
Rhode Island                   5        1,167,417       0.30       6.523       667       233,483      81.12       19.87      94.95
South Carolina                 8          725,918       0.19       7.307       638        90,740      83.72      100.00       0.00
South Dakota                   2          116,256       0.03       9.466       605        58,128      79.45       64.30       0.00
Tennessee                     34        2,764,030       0.72       7.991       621        81,295      84.17       50.20       0.00
Texas                        101       10,887,833       2.84       7.505       649       107,800      83.85       49.70      10.85
Utah                           3          292,062       0.08       6.093       651        97,354      81.43       28.54      71.46
Vermont                        4          481,285       0.13       6.921       674       120,321      75.84       77.37       0.00
Virginia                      74       14,793,520       3.86       7.392       648       199,912      83.39       41.17      33.69
Washington                    36        5,995,627       1.56       6.556       639       166,545      81.30       63.04      53.52
West Virginia                  2          112,700       0.03      10.017       547        56,350      82.84      100.00       0.00
Wisconsin                     10        1,230,614       0.32       7.825       614       123,061      86.10       71.26      49.42
                           -----     ------------    -------      ------       ---      --------     ------      ------     ------
TOTAL:                     1,885     $383,281,209    100.00%      7.057%       653      $203,332     84.15%      47.08%     46.48%
                           =====     ============    =======      ======       ===      ========     ======      ======     ======

No more than approximately 0.98% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF ORIGINAL           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN-TO-VALUE RATIOS         LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
--------------------         -----    -----------      ----      ------     -----   -----------     ---        ---         --
50.00% or less                     6    $1,050,240      0.27%    6.304%      635       $175,040   42.81%      23.45%    12.66%
50.01% to 55.00%                   5       520,772       0.14     6.695      618        104,154    52.09       76.44     32.64
55.01% to 60.00%                   6     1,353,887       0.35     7.400      574        225,648    57.00       77.54     29.03
60.01% to 65.00%                  15     2,628,707       0.69     6.258      649        175,247    63.20       50.19     54.02
65.01% to 70.00%                  39    10,802,256       2.82     6.739      631        276,981    68.67       55.89     38.71
70.01% to 75.00%                  60    19,008,142       4.96     6.584      644        316,802    73.77       37.84     39.15
75.01% to 80.00%                 673   199,460,598      52.04     6.363      661        296,375    79.92       43.14     61.74
80.01% to 85.00%                 104    27,572,989       7.19     6.765      618        265,125    84.38       66.59     38.90
85.01% to 90.00%                 150    39,575,213      10.33     6.972      638        263,835    89.50       55.42     46.80
90.01% to 95.00%                 134    27,222,873       7.10     7.676      644        203,156    94.65       60.21     44.21
95.01% to 100.00%                693    54,085,533      14.11     9.798      665         78,046    99.95       39.67      0.00
                               -----  ------------    -------    ------      ---       --------   ------      ------    ------
TOTAL:                         1,885  $383,281,209    100.00%    7.057%      653       $203,332   84.15%      47.08%    46.48%
                               =====  ============    =======    ======      ===       ========   ======      ======    ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 15.27% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 15.16% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.23%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.84%.

LOAN PURPOSE

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                            MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
LOAN PURPOSE                 LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------                 -----    -----------      ----      ------     -----   -----------     ---        ---         --
Purchase                       1,147  $212,960,013     55.56%    7.174%      666       $185,667   84.78%      40.48%    47.19%
Refinance - Cashout              656   155,744,100      40.63     6.909      636        237,415    83.26       54.46     45.00
Refinance - Rate Term             82    14,577,096       3.80     6.940      638        177,769    84.43       64.61     52.06
                               -----  ------------    -------    ------      ---       --------   ------      ------    ------
TOTAL:                         1,885  $383,281,209    100.00%    7.057%      653       $203,332   84.15%      47.08%    46.48%
                               =====  ============    =======    ======      ===       ========   ======      ======    ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

PROPERTY TYPE

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                            MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PROPERTY TYPE                LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-------------                -----    -----------      ----      ------     -----   -----------     ---        ---         --
Single Family                  1,369  $280,668,603      73.23%   7.037%      650       $205,017    84.30%      46.74%    46.32%
Condominium                      148    26,798,364        6.99    6.937      654        181,070     84.30       51.78     61.28
Two- to Four-Family               74    16,622,088        4.34    7.478      677        224,623     85.08       37.62     23.06
Manufactured Housing              29     3,500,206        0.91    7.251      634        120,697     80.06       71.74      0.00
Planned Unit Development         265    55,691,948       14.53    7.080      661        210,158     83.27       47.78     50.12
                               -----  ------------     -------   ------      ---       --------    ------      ------    ------
TOTAL:                         1,885  $383,281,209     100.00%   7.057%      653       $203,332    84.15%      47.08%    46.48%
                               =====  ============     =======   ======      ===       ========    ======      ======    ======

DOCUMENTATION

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                            MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
DOCUMENTATION                LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-------------                -----    -----------      ----      ------     -----   -----------     ---        ---         --
Full Documentation               930  $175,764,463     45.86%    6.860%      643       $188,994    84.18%     100.00%    52.99%
Streamlined Documentation        483    85,335,225      22.26     7.773      676        176,677     85.27        0.00     29.75
Limited Documentation            262    65,813,276      17.17     6.734      648        251,196     84.52        0.00     58.30
Stated Documentation             120    34,331,088       8.96     6.974      654        286,092     79.54        0.00     32.52
Lite Documentation                76    17,369,729       4.53     6.955      661        228,549     85.14        0.00     48.70
Full/Alt Documentation            14     4,667,428       1.22     6.950      609        333,388     87.03      100.00     35.20
                               -----  ------------    -------    ------      ---       --------    ------     -------    ------
TOTAL:                         1,885  $383,281,209    100.00%    7.057%      653       $203,332    84.15%      47.08%    46.48%
                               =====  ============    =======    ======      ===       ========    ======     =======    ======

OCCUPANCY

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                            MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
OCCUPANCY                    LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
---------                    -----    -----------      ----      ------     -----   -----------     ---        ---         --
Primary                        1,795  $369,709,107      96.46%    7.056%     652       $205,966    84.18%      47.55%    46.98%
Second Home                       46     8,717,428        2.27     6.784     673        189,509     84.27       19.79     51.29
Investment                        44     4,854,674        1.27     7.637     654        110,334     81.03       59.87      0.00
                               -----  ------------     -------    ------     ---        -------    ------      ------    ------
TOTAL:                         1,885  $383,281,209     100.00%    7.057%     653       $203,332    84.15%      47.08%    46.48%
                               =====  ============     =======    ======     ===       ========    ======      ======    ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE LOANS AGE SUMMARY

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
MORTGAGE LOANS AGE          MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
(MONTHS)                     LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
--------                     -----    -----------      ----      ------     -----   -----------     ---        ---         --
2                              1,166  $234,381,626      61.15%    7.074%     652       $201,013    84.00%      47.04%    45.41%
3                                553   114,190,177       29.79     7.063     654        206,492     84.35       46.47     47.28
4                                131    27,284,297        7.12     6.950     653        208,277     84.52       45.01     50.26
5                                 22     4,692,224        1.22     6.565     664        213,283     84.76       53.20     67.57
6                                  3       214,818        0.06     9.171     573         71,606     82.29       25.06      0.00
7                                  4       929,452        0.24     7.386     692        232,363     83.44       73.75     26.25
8                                  2       394,680        0.10     6.658     792        197,340     83.99      100.00     80.06
9                                  3     1,100,146        0.29     6.939     573        366,715     82.34      100.00     27.85
10                                 1        93,789        0.02     8.750     525         93,789     85.00      100.00      0.00
                               -----  ------------     -------    ------     ---         ------    ------      ------    ------
TOTAL:                         1,885  $383,281,209     100.00%    7.057%     653       $203,332    84.15%      47.08%    46.48%
                               =====  ============     =======    ======     ===       ========    ======      ======    ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
ORIGINAL PREPAYMENT         MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
PENALTY TERM                 LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------                 -----    -----------      ----      ------     -----   -----------     ---        ---         --
None                             515   $93,206,365      24.32%    7.655%     653       $180,983    86.13%      42.95%    33.75%
12 Months                         80    21,554,129        5.62     6.947     660        269,427     83.82       41.83     52.90
24 Months                      1,139   246,124,478       64.22     6.827     652        216,088     83.47       48.25     51.22
36 Months                        151    22,396,237        5.84     7.210     652        148,319     83.67       56.36     41.31
                               -----  ------------     -------    ------     ---        -------    ------      ------    ------
TOTAL:                         1,885  $383,281,209     100.00%    7.057%     653       $203,332    84.15%      47.08%    46.48%
                               =====  ============     =======    ======     ===       ========    ======      ======    ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CREDIT SCORES

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                            MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF CREDIT SCORES       LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
----------------------       -----    -----------      ----      ------     -----   -----------     ---        ---         --
501 to 525                        43    $7,035,195      1.84%    8.090%      516       $163,609   79.42%      79.78%     0.00%
526 to 550                        32     5,626,541       1.47     8.072      542        175,829    80.08       91.34      8.08
551 to 575                        62    12,864,824       3.36     7.515      563        207,497    84.90       68.13      9.28
576 to 600                       188    33,011,345       8.61     7.371      589        175,592    84.00       63.79     37.47
601 to 625                       341    62,234,313      16.24     7.160      615        182,505    83.75       55.01     40.86
626 to 650                       345    73,244,512      19.11     7.050      638        212,303    84.90       41.28     51.45
651 to 675                       335    65,928,230      17.20     7.058      662        196,801    84.03       37.06     50.20
676 to 700                       213    45,190,054      11.79     6.889      688        212,160    84.30       42.70     51.49
701 to 725                       162    40,740,119      10.63     6.683      713        251,482    84.12       42.11     58.73
726 to 750                        92    22,086,572       5.76     6.825      737        240,071    84.62       36.73     53.95
751 to 775                        48    11,091,489       2.89     6.586      762        231,073    86.00       44.17     58.18
776 to 800                        21     3,583,807       0.94     6.612      784        170,657    81.96       41.55     57.30
801 to 806                         3       644,208       0.17     6.565      805        214,736    82.41        0.00     48.18
                               -----  ------------    -------    ------      ---       --------   ------      ------    ------
TOTAL:                         1,885  $383,281,209    100.00%    7.057%      653       $203,332   84.15%      47.08%    46.48%
                               =====  ============    =======    ======      ===       ========   ======      ======    ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 653.

CREDIT GRADE

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                            MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
CREDIT GRADE                 LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------                 -----    -----------      ----      ------     -----   -----------     ---        ---         --
AA                               741  $195,207,714     50.93%    6.566%      687       $263,438   82.53%      41.53%    60.37%
A                                830   131,916,764      34.42     7.582      635        158,936    86.91       47.41     37.82
A-                               172    28,889,533       7.54     7.280      594        167,962    84.84       62.20     36.06
B+                                62    13,131,812       3.43     7.704      568        211,803    85.73       62.44      0.00
B                                 71    13,095,886       3.42     7.859      542        184,449    78.39       76.26      0.00
C                                  9     1,039,500       0.27     8.304      524        115,500    70.23       63.90      0.00
                               -----  ------------    -------    ------      ---       --------   ------      ------    ------
TOTAL:                         1,885  $383,281,209    100.00%    7.057%      653       $203,332   84.15%      47.08%    46.48%
                               =====  ============    =======    ======      ===       ========   ======      ======    ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF                    MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
GROSS MARGINS                LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
-------------                -----    -----------      ----      ------     -----   -----------     ---        ---         --
3.001% to 3.500%                   1      $359,200      0.12%    5.450%      712       $359,200   80.00%       0.00%    ######
4.001% to 4.500%                   3       915,349       0.30     5.441      654        305,116    79.37      100.00     86.93
4.501% to 5.000%                  65    22,651,550       7.31     6.061      664        348,485    81.41       50.97     77.35
5.001% to 5.500%                 189    67,612,975      21.83     5.947      661        357,741    79.46       59.93     77.41
5.501% to 6.000%                 210    66,979,603      21.62     6.173      661        318,950    80.53       54.21     67.67
6.001% to 6.500%                 214    68,982,035      22.27     6.621      659        322,346    81.91       36.35     51.49
6.501% to 7.000%                 149    43,402,514      14.01     6.965      634        291,292    81.54       39.27     34.18
7.001% to 7.500%                  79    22,878,137       7.39     7.379      615        289,597    84.90       43.61     38.33
7.501% to 8.000%                  76    11,712,246       3.78     8.032      611        154,108    85.92       44.75     23.09
8.001% to 8.500%                  19     2,487,404       0.80     8.430      603        130,916    85.31       78.85      0.00
8.501% to 9.000%                  10     1,160,558       0.37     9.021      594        116,056    83.39       42.56      0.00
9.001% to 9.500%                   5       591,351       0.19     7.973      618        118,270    83.96       16.31      0.00
                               -----  ------------    -------    ------      ---       --------   ------      ------    ------
TOTAL:                         1,020  $309,732,922    100.00%    6.515%      651       $303,660   81.39%      48.16%    57.52%
                               =====  ============    =======    ======      ===       ========   ======      ======    ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.350% per annum to 9.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.119% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF MAXIMUM            MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
MORTGAGE RATES               LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
--------------               -----    -----------      ----      ------     -----   -----------     ---        ---         --
11.500% or less                   10    $3,988,025      1.29%    4.956%      693       $398,803   77.53%      57.42%    77.29%
11.501% to 12.000%                58    22,665,606       7.32     5.388      671        390,786    78.44       60.51     74.70
12.001% to 12.500%               233    80,038,416      25.84     5.846      669        343,513    80.65       57.49     77.85
12.501% to 13.000%               234    78,548,167      25.36     6.328      657        335,676    81.69       46.83     66.67
13.001% to 13.500%               196    59,741,050      19.29     6.802      649        304,801    81.34       36.27     50.30
13.501% to 14.000%                97    26,277,843       8.48     7.276      629        270,906    83.54       43.21     30.75
14.001% to 14.500%                94    24,473,607       7.90     7.803      613        260,358    81.67       33.70     19.34
14.501% to 15.000%                36     5,052,956       1.63     8.262      601        140,360    83.20       45.65      0.00
15.001% to 15.500%                30     5,441,455       1.76     8.762      563        181,382    86.61       77.89      0.00
15.501% to 16.000%                17     2,450,286       0.79     9.219      581        144,134    87.59       69.48     25.05
16.001% to 16.500%                11       825,583       0.27     9.766      546         75,053    85.19       85.00      0.00
16.501% to 17.000%                 3       189,959       0.06    10.198      544         63,320    86.97       60.52      0.00
17.001% to 17.500%                 1        39,971       0.01    10.875      530         39,971    88.89      100.00      0.00
                               -----  ------------    -------    ------      ---       --------   ------      ------    ------
TOTAL:                         1,020  $309,732,922    100.00%    6.515%      651       $303,660   81.39%      48.16%    57.52%
                               =====  ============    =======    ======      ===       ========   ======      ======    ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.125% per annum to 17.375% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.013% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2005-WMC2
[MERRILL LYNCH LOGO]      GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
NEXT RATE                   MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT DATE              LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
---------------              -----    -----------      ----      ------     -----   -----------     ---        ---         --
September 2005                     2      $970,788      0.31%    7.071%      697       $485,394   70.17%       0.00%     0.00%
July 2006                          1        93,789       0.03     8.750      525         93,789    85.00      100.00      0.00
August 2006                        3     1,100,146       0.36     6.939      573        366,715    82.34      100.00     27.85
September 2006                     1       316,000       0.10     5.950      792        316,000    80.00      100.00    100.00
October 2006                       2       768,764       0.25     6.909      694        384,382    80.00       68.26     31.74
November 2006                      1       119,471       0.04     7.625      552        119,471    75.00        0.00      0.00
December 2006                     12     3,700,981       1.19     6.159      665        308,415    83.31       49.48     79.07
January 2007                      73    21,628,359       6.98     6.357      651        296,279    81.58       39.47     65.22
February 2007                    269    85,036,415      27.45     6.529      651        316,121    81.94       47.75     57.15
March 2007                       572   171,616,345      55.41     6.559      648        300,029    81.27       48.53     54.64
January 2008                       2       177,783       0.06     6.775      609         88,891    72.61       34.97      0.00
February 2008                      5     1,110,471       0.36     6.638      641        222,094    74.91       59.81      0.00
March 2008                         8     2,062,681       0.67     6.837      635        257,835    81.85       49.15     16.90
December 2009                      1       244,000       0.08     5.875      660        244,000    80.00      100.00    100.00
January 2010                       2       590,467       0.19     7.354      667        295,233    93.35       89.03     10.97
February 2010                     20     5,572,520       1.80     6.263      664        278,626    81.39       69.14     88.55
March 2010                        46    14,623,943       4.72     6.149      669        317,912    79.77       44.54     84.08
                               -----  ------------    -------    ------      ---       --------   ------      ------    ------
TOTAL:                         1,020  $309,732,922    100.00%    6.515%      651       $303,660   81.39%      48.16%    57.52%
                               =====  ============    =======    ======      ===       ========   ======      ======    ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-WMC2
--------------------------------------------------------------------------------

                         GROUP 1 ASSUMED MORTGAGE POOLS

                        GROUP 1 FIXED RATE MORTGAGE LOANS

                                                                                                    ORIGINAL  REMAINING   ORIGINAL
                                                                          ORIGINAL      REMAINING   INTEREST  INTEREST   MONTHS TO
                                            NET    ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY      ONLY     PREPAYMENT
     CURRENT                  MORTGAGE   MORTGAGE    TERM      TERM         TERM          TERM        TERM      TERM      PENALTY
    BALANCE ($)                RATE(%)    RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)  (MONTHS)   EXPIRATION
    -----------                -------    -------  --------  --------     --------      --------    --------  --------   ----------
   108,526.14                    6.550     6.030     120       117          120           117          0         0          24
 2,655,730.77                    6.366     5.846     180       177          180           177          0         0           0
    33,624.65                    5.250     4.730     180       177          180           177          0         0          12
   383,013.11                    7.947     7.427     180       177          180           177          0         0          24
   816,839.42                    6.570     6.050     180       178          180           178          0         0          36
   641,352.79                    6.319     5.799     240       237          240           237          0         0           0
   179,916.87                    6.000     5.480     240       236          240           236          0         0          12
    65,853.27                    7.875     7.355     240       237          240           237          0         0          36
   136,901.76                    6.000     5.480     300       297          300           297          0         0           0
   257,995.04                    6.740     6.220     300       297          300           297          0         0          24
 7,507,679.77                    7.297     6.777     360       357          360           357          0         0           0
 5,209,786.80                    6.932     6.412     360       358          360           358          0         0          12
 3,508,295.69                    6.901     6.381     360       357          360           357          0         0          24
15,978,668.92                    7.070     6.550     360       357          360           357          0         0          36
11,459,398.48                   10.198     9.678     180       178          360           358          0         0           0
   706,278.00                    9.982     9.462     180       178          360           358          0         0          12
13,269,017.40                   10.020     9.500     180       178          360           358          0         0          24
 2,008,288.02                   10.138     9.618     180       177          360           357          0         0          36
   103,630.54                   10.552    10.032     180       177          180           177          0         0           0
   179,928.17                   10.539    10.019     180       178          180           178          0         0          24
    18,858.14                    9.750     9.230     180       177          180           177          0         0          36
    40,632.14                    9.750     9.230     240       237          240           237          0         0           0

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-WMC2
--------------------------------------------------------------------------------

                     GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS

                                                                                      ORIGINAL      REMAINING
                                                          ORIGINAL      REMAINING     INTEREST      INTEREST
                            NET     ORIGINAL  REMAINING AMORTIZATION  AMORTIZATION      ONLY          ONLY
    CURRENT     MORTGAGE  MORTGAGE    TERM      TERM        TERM          TERM          TERM          TERM
  BALANCE ($)   RATE(%)   RATE(%)   (MONTHS)  (MONTHS)    (MONTHS)      (MONTHS)      (MONTHS)      (MONTHS)
  -----------   -------   --------  --------  --------    --------      --------      --------      --------
 79,703,472.80   7.029     6.509      360       357        360            357            0             0
  7,840,188.27   6.947     6.427      360       358        360            358            0             0
161,252,323.75   6.888     6.368      360       358        360            358            0             0
    581,093.90   7.885     7.365      360       358        360            358            0             0
  8,504,136.17   6.646     6.126      360       358        300            300           60            58
  2,250,259.98   6.550     6.030      360       357        300            300           60            57
 48,812,387.54   6.202     5.682      360       358        300            300           60            58
  6,988,701.61   6.834     6.314      360       358        360            358            0             0
    199,524.80   6.125     5.605      360       358        360            358            0             0
  2,678,402.28   6.811     6.291      360       358        360            358            0             0
  5,211,098.37   6.780     6.260      360       357        360            357            0             0
  2,194,676.98   7.114     6.594      360       357        360            357            0             0
  2,684,334.26   6.425     5.905      360       358        360            358            0             0
  2,981,752.71   6.660     6.140      360       358        360            358            0             0

                                                                   MONTHS           ORIGINAL
               INITIAL                                   RATE    UNTIL NEXT         MONTHS TO
                RATE                                    CHANGE     RATE            PREPAYMENT
   GROSS       CHANGE   PERIODIC  MAXIMUM    MINIMUM  FREQUENCY ADJUSTMENT           PENALTY
  MARGIN(%)    CAP(%)    CAP(%)    RATE(%)   RATE(%)   (MONTHS)    DATE      INDEX  EXPIRATION
  ---------    ------    ------    -------   -------   -------- ----------   -----  ----------
   6.236       2.532      1.002    13.523     7.020        6         21       6M L        0
   6.666       2.547      1.034    13.463     6.947        6         22       6M L       12
   6.505       2.551      1.001    13.388     6.889        6         22       6M L       24
   5.989       2.449      1.000    14.385     7.885        6         22       6M L       36
   5.974       2.910      1.000    13.121     6.640        6         22       6M L        0
   5.818       2.843      1.000    12.998     6.550        6         21       6M L       12
   5.973       2.977      1.000    12.704     6.195        6         22       6M L       24
   6.268       2.908      1.000    13.334     6.835        6         34       6M L        0
   6.375       3.000      1.000    12.625     6.125        6         34       6M L       12
   6.581       3.000      1.000    13.311     6.811        6         34       6M L       24
   6.413       3.000      1.000    13.280     6.780        6         33       6M L       36
   6.521       2.962      1.000    13.614     7.114        6         57       6M L        0
   6.352       3.000      1.000    12.925     6.425        6         58       6M L       24
   6.463       2.865      1.000    13.160     6.660        6         58       6M L       36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-WMC2
--------------------------------------------------------------------------------

                         GROUP 2 ASSUMED MORTGAGE POOLS

                        GROUP 2 FIXED RATE MORTGAGE LOAN

                                                                                                    ORIGINAL  REMAINING   ORIGINAL
                                                                          ORIGINAL      REMAINING   INTEREST   INTEREST  MONTHS TO
                                            NET    ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY       ONLY    PREPAYMENT
     CURRENT                   MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM        TERM       TERM     PENALTY
   BALANCE ($)                 RATE(%)    RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  EXPIRATION
   -----------                 -------    -------  --------  --------     --------      --------    --------   --------  ----------
   107,483.37                   8.375     7.855      120       117          120           117          0          0          36
   217,275.44                   6.844     6.324      180       176          180           176          0          0           0
    48,111.89                   6.375     5.855      180       177          180           177          0          0          12
   827,189.58                   8.173     7.653      180       177          180           177          0          0          36
   392,642.10                   6.750     6.230      240       237          240           237          0          0           0
 3,676,835.62                   7.215     6.695      360       357          360           357          0          0           0
 3,730,138.31                   6.724     6.204      360       358          360           358          0          0          12
 1,011,294.32                   7.560     7.040      360       358          360           358          0          0          24
 5,426,424.66                   7.082     6.562      360       357          360           357          0          0          36
19,559,053.82                  10.270     9.750      180       178          360           358          0          0           0
 2,281,414.77                  10.095     9.575      180       178          360           358          0          0          12
31,548,820.21                   9.704     9.184      180       178          360           358          0          0          24
 3,625,660.85                   9.927     9.407      180       178          360           358          0          0          36
    42,925.44                  10.825    10.305      240       236          360           356          0          0           0
   246,451.42                   9.996     9.476      180       177          180           177          0          0           0
   293,162.33                  10.405     9.885      180       178          180           178          0          0          24
    72,987.73                   9.000     8.480      180       175          180           175          0          0          36
    48,412.54                  10.250     9.730      240       237          240           237          0          0           0
   262,483.46                  11.280    10.760      240       237          240           237          0          0          24
    39,968.06                  10.500     9.980      360       358          360           358          0          0           0
    89,551.04                   9.000     8.480      360       355          360           355          0          0          24

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-WMC2
--------------------------------------------------------------------------------

                     GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS

                                                                                                       ORIGINAL      REMAINING
                                                                        ORIGINAL        REMAINING      INTEREST      INTEREST
                                    NET      ORIGINAL    REMAINING    AMORTIZATION    AMORTIZATION       ONLY          ONLY
     CURRENT         MORTGAGE    MORTGAGE      TERM         TERM          TERM            TERM           TERM          TERM
   BALANCE ($)       RATE(%)      RATE(%)    (MONTHS)     (MONTHS)      (MONTHS)        (MONTHS)       (MONTHS)      (MONTHS)
   -----------       -------      -------    --------     --------      --------        --------       --------      --------
    970,788.08        7.071        6.551        360         358            360             358             0             0
 34,002,492.26        7.152        6.632        360         357            360             357             0             0
  4,092,664.92        6.706        6.186        360         358            360             358             0             0
 84,730,391.35        6.865        6.345        360         357            360             357             0             0
  1,275,865.19        7.738        7.218        360         357            360             357             0             0
 28,671,112.70        6.742        6.222        360         358            300             300            60            58
  9,846,999.26        6.441        5.921        360         358            300             300            60            58
121,006,470.63        6.067        5.547        360         357            300             300            60            57
    754,272.95        6.049        5.529        360         358            300             300            60            58
    969,257.22        7.315        6.795        360         358            360             358             0             0
    224,767.32        6.835        6.315        360         358            360             358             0             0
  1,808,214.57        6.488        5.968        360         357            360             357             0             0
    348,696.00        6.650        6.130        360         358            300             300            60            58
  1,584,700.43        6.610        6.090        360         358            360             358             0             0
  1,907,867.75        6.256        5.736        360         357            360             357             0             0
  2,784,449.64        6.192        5.672        360         358            300             300            60            58
  1,554,800.00        6.713        6.193        360         358            300             300            60            58
  4,700,974.00        5.946        5.426        360         358            300             300            60            58
  8,498,138.00        6.185        5.665        360         358            300             300            60            58

                                                                          MONTHS                 ORIGINAL
             INITIAL                                         RATE       UNTIL NEXT               MONTHS TO
              RATE                                          CHANGE         RATE                 PREPAYMENT
  GROSS      CHANGE    PERIODIC    MAXIMUM     MINIMUM     FREQUENCY    ADJUSTMENT                PENALTY
MARGIN(%)    CAP(%)     CAP(%)     RATE(%)     RATE(%)     (MONTHS)        DATE        INDEX    EXPIRATION
---------    ------     ------     -------     -------     --------        ----        -----    ----------
  6.524       1.000      1.000      13.571      7.071          6             4         6M L          0
  6.485       2.539      1.000      13.652      7.159          6            21         6M L          0
  6.484       2.736      1.000      13.206      6.706          6            22         6M L         12
  6.462       2.513      1.001      13.365      6.865          6            21         6M L         24
  6.868       2.155      1.000      14.238      7.738          6            21         6M L         36
  6.042       2.878      1.000      13.234      6.742          6            22         6M L          0
  6.093       3.000      1.000      12.941      6.441          6            22         6M L         12
  5.802       2.970      1.000      12.565      6.067          6            21         6M L         24
  6.376       2.690      1.000      12.549      6.049          6            22         6M L         36
  6.667       3.000      1.000      13.815      7.315          6            34         6M L          0
  6.971       3.000      1.000      13.335      6.835          6            34         6M L         24
  6.030       3.000      1.000      12.988      6.488          6            33         6M L         36
  5.125       3.000      1.000      13.150      6.650          6            34         6M L         24
  6.083       2.887      1.000      13.110      6.610          6            58         6M L          0
  5.871       2.899      1.000      12.756      6.256          6            57         6M L         24
  5.960       5.000      1.000      12.692      6.192          6            58         6M L          0
  5.754       4.557      1.000      13.213      6.713          6            58         6M L         12
  5.649       4.723      1.000      12.446      5.946          6            58         6M L         24
  6.104       4.332      1.046      12.708      6.185          6            58         6M L         36


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-WMC2
--------------------------------------------------------------------------------

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

                                                             1ML STRIKE     1ML STRIKE
               BEGINNING      ENDING         NOTIONAL          LOWER           UPPER
    PERIOD      ACCRUAL       ACCRUAL       BALANCE ($)      COLLAR (%)     COLLAR (%)
    ------      -------       -------       -----------      ----------     ----------
       1        05/31/05     06/25/05     314,941,000.00        7.554          9.710
       2        06/25/05     07/25/05     312,030,677.11        6.247          9.710
       3        07/25/05     08/25/05     308,258,674.46        6.036          9.710
       4        08/25/05     09/25/05     303,630,057.09        6.037          9.710
       5        09/25/05     10/25/05     298,149,763.84        6.248          9.710
       6        10/25/05     11/25/05     291,831,084.60        6.038          9.710
       7        11/25/05     12/25/05     284,690,068.82        6.250          9.710
       8        12/25/05     01/25/06     276,751,729.63        6.040          9.710
       9        01/25/06     02/25/06     268,106,246.16        6.041          9.710
      10        02/25/06     03/25/06     258,846,483.36        6.721          9.710
      11        03/25/06     04/25/06     249,229,599.67        6.045          9.710
      12        04/25/06     05/25/06     239,887,703.95        6.258          9.710
      13        05/25/06     06/25/06     230,812,850.89        6.049          9.710
      14        06/25/06     07/25/06     221,997,326.32        6.263          9.710
      15        07/25/06     08/25/06     213,433,640.48        6.054          9.710
      16        08/25/06     09/25/06     205,114,521.50        6.057          9.710
      17        09/25/06     10/25/06     197,032,908.95        6.271          9.710
      18        10/25/06     11/25/06     189,181,947.74        6.062          9.710
      19        11/25/06     12/25/06     181,554,982.09        6.276          9.710
      20        12/25/06     01/25/07     174,145,549.70        6.066          9.710
      21        01/25/07     02/25/07     165,467,348.23        6.069          9.710
      22        02/25/07     03/25/07     153,119,973.86        7.282          9.710
      23        03/25/07     04/25/07     141,454,822.96        7.984          9.710
      24        04/25/07     05/25/07     130,450,607.44        8.254          9.710
      25        05/25/07     06/25/07     120,036,247.64        7.973          9.710
      26        06/25/07     07/25/07     111,037,992.70        8.244          9.710
      27        07/25/07     08/25/07     104,811,497.73        7.967          9.710
      28        08/25/07     09/25/07      98,793,503.10        8.146          9.710
      29        09/25/07     10/25/07      92,980,330.05        8.959          9.710
      30        10/25/07     11/25/07      87,368,859.58        8.656          9.710
      31        11/25/07     12/25/07      81,944,435.35        8.949          9.710
      32        12/25/07     01/25/08      76,700,657.70        8.646          9.710
      33        01/25/08     02/25/08      71,631,349.31        8.641          9.710
      34        02/25/08     03/25/08      66,730,547.37        9.476          9.710
      35        03/25/08     04/25/08      61,995,681.65        9.410          9.710
      36        04/25/08     05/25/08      57,424,429.34        9.710          9.710
      37        05/25/08     06/25/08      53,004,366.62        9.393          9.710
      38        06/25/08     07/25/08      53,004,366.62        9.707          9.710
      39        07/25/08     08/25/08      53,004,366.62        9.376          9.710
      40        08/25/08     09/25/08      53,004,366.62        9.551          9.710

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-WMC2
--------------------------------------------------------------------------------

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

                                                             1ML STRIKE     1ML STRIKE
               BEGINNING      ENDING         NOTIONAL          LOWER           UPPER
    PERIOD      ACCRUAL       ACCRUAL       BALANCE ($)      COLLAR (%)     COLLAR (%)
    ------      -------       -------       -----------      ----------     ----------
       1        05/31/05     06/25/05     303,942,000.00        7.625          9.280
       2        06/25/05     07/25/05     300,934,739.90        6.318          9.280
       3        07/25/05     08/25/05     297,098,148.74        6.109          9.280
       4        08/25/05     09/25/05     292,435,593.87        6.110          9.280
       5        09/25/05     10/25/05     286,956,265.81        6.326          9.280
       6        10/25/05     11/25/05     280,671,368.23        6.116          9.280
       7        11/25/05     12/25/05     273,601,099.68        6.330          9.280
       8        12/25/05     01/25/06     265,767,896.39        6.122          9.280
       9        01/25/06     02/25/06     257,223,477.82        6.125          9.280
      10        02/25/06     03/25/06     248,116,242.98        6.809          9.280
      11        03/25/06     04/25/06     239,097,425.37        6.136          9.280
      12        04/25/06     05/25/06     230,332,069.76        6.353          9.280
      13        05/25/06     06/25/06     221,812,843.39        6.146          9.280
      14        06/25/06     07/25/06     213,532,729.41        6.363          9.280
      15        07/25/06     08/25/06     205,484,913.18        6.155          9.280
      16        08/25/06     09/25/06     197,662,776.31        6.160          9.280
      17        09/25/06     10/25/06     190,059,891.02        6.380          9.280
      18        10/25/06     11/25/06     182,670,087.96        6.172          9.280
      19        11/25/06     12/25/06     175,487,226.74        6.390          9.280
      20        12/25/06     01/25/07     168,505,419.01        6.182          9.280
      21        01/25/07     02/25/07     157,631,989.06        6.198          9.280
      22        02/25/07     03/25/07     146,214,917.49        8.648          9.280
      23        03/25/07     04/25/07     135,427,265.05        8.111          9.280
      24        04/25/07     05/25/07     125,211,209.07        8.390          9.280
      25        05/25/07     06/25/07     115,534,309.28        8.115          9.280
      26        06/25/07     07/25/07     108,742,766.34        8.396          9.280
      27        07/25/07     08/25/07     102,846,416.27        8.119          9.280
      28        08/25/07     09/25/07      97,143,937.04        8.672          9.280
      29        09/25/07     10/25/07      91,634,061.12        9.075          9.280
      30        10/25/07     11/25/07      86,304,986.26        8.773          9.280
      31        11/25/07     12/25/07      81,150,371.95        9.071          9.280
      32        12/25/07     01/25/08      76,164,316.43        8.769          9.280
      33        01/25/08     02/25/08        71341121.53        8.767          9.280

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-WMC2
--------------------------------------------------------------------------------

           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

                                                             1ML STRIKE     1ML STRIKE
               BEGINNING      ENDING         NOTIONAL          LOWER           UPPER
    PERIOD      ACCRUAL       ACCRUAL       BALANCE ($)      COLLAR (%)     COLLAR (%)
    ------      -------       -------       -----------      ----------     ----------
       1        05/31/05     06/25/05     141,254,000.00        7.024          8.680
       2        06/25/05     07/25/05     141,254,000.00        5.718          8.680
       3        07/25/05     08/25/05     141,254,000.00        5.507          8.680
       4        08/25/05     09/25/05     141,254,000.00        5.508          8.680
       5        09/25/05     10/25/05     141,254,000.00        5.722          8.680
       6        10/25/05     11/25/05     141,254,000.00        5.512          8.680
       7        11/25/05     12/25/05     141,254,000.00        5.725          8.680
       8        12/25/05     01/25/06     141,254,000.00        5.515          8.680
       9        01/25/06     02/25/06     141,254,000.00        5.518          8.680
      10        02/25/06     03/25/06     141,254,000.00        6.200          8.680
      11        03/25/06     04/25/06     141,254,000.00        5.525          8.680
      12        04/25/06     05/25/06     141,254,000.00        5.740          8.680
      13        05/25/06     06/25/06     141,254,000.00        5.532          8.680
      14        06/25/06     07/25/06     141,254,000.00        5.748          8.680
      15        07/25/06     08/25/06     141,254,000.00        5.539          8.680
      16        08/25/06     09/25/06     141,254,000.00        5.543          8.680
      17        09/25/06     10/25/06     141,254,000.00        5.760          8.680
      18        10/25/06     11/25/06     141,254,000.00        5.552          8.680
      19        11/25/06     12/25/06     141,254,000.00        5.768          8.680
      20        12/25/06     01/25/07     141,254,000.00        5.559          8.680
      21        01/25/07     02/25/07     141,254,000.00        5.568          8.680
      22        02/25/07     03/25/07     141,254,000.00        7.388          8.680
      23        03/25/07     04/25/07     141,254,000.00        7.482          8.680
      24        04/25/07     05/25/07     141,254,000.00        7.757          8.680
      25        05/25/07     06/25/07     141,254,000.00        7.478          8.680
      26        06/25/07     07/25/07     141,254,000.00        7.754          8.680
      27        07/25/07     08/25/07     141,254,000.00        7.477          8.680
      28        08/25/07     09/25/07     141,254,000.00        7.840          8.680
      29        09/25/07     10/25/07     141,254,000.00        8.452          8.680
      30        10/25/07     11/25/07     141,254,000.00        8.149          8.680
      31        11/25/07     12/25/07     141,254,000.00        8.445          8.680
      32        12/25/07     01/25/08     141,254,000.00        8.142          8.680
      33        01/25/08     02/25/08     141,254,000.00        8.139          8.680

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO}      SERIES 2005-WMC2
--------------------------------------------------------------------------------

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

                 PAYMENT       AVAIL. FUNDS       AVAIL. FUNDS
    PERIOD        DATE        CAP (%) (1)(2)     CAP (%) (1)(3)
    ------        ----        --------------     --------------
       1        6/25/2005         7.844               7.844
       2        7/25/2005         6.537              10.000
       3        8/25/2005         6.326              10.000
       4        9/25/2005         6.327              10.000
       5       10/25/2005         6.538              10.000
       6       11/25/2005         6.328              10.000
       7       12/25/2005         6.540              10.000
       8        1/25/2006         6.330              10.000
       9        2/25/2006         6.331              10.000
      10        3/25/2006         7.011              10.000
      11        4/25/2006         6.335              10.000
      12        5/25/2006         6.548              10.000
      13        6/25/2006         6.339              10.000
      14        7/25/2006         6.553              10.000
      15        8/25/2006         6.344              10.000
      16        9/25/2006         6.347              10.000
      17       10/25/2006         6.561              10.000
      18       11/25/2006         6.352              10.000
      19       12/25/2006         6.566              10.000
      20        1/25/2007         6.356              10.000
      21        2/25/2007         6.359              10.000
      22        3/25/2007         7.571              10.000
      23        4/25/2007         8.270              10.000
      24        5/25/2007         8.541              10.000
      25        6/25/2007         8.260              10.000
      26        7/25/2007         8.531              10.000
      27        8/25/2007         8.253              10.000
      28        9/25/2007         8.280              10.000
      29       10/25/2007         8.809              10.000
      30       11/25/2007         8.521              10.000
      31       12/25/2007         8.802              10.000
      32        1/25/2008         8.514              10.000
      33        2/25/2008         8.511              10.000
      34        3/25/2008         9.130              10.000
      35        4/25/2008         8.601              10.000
      36        5/25/2008         8.883              10.015
      37        6/25/2008         8.593              10.000
      38        7/25/2008         8.875              10.000
      39        8/25/2008         8.584              10.000
      40        9/25/2008         8.582              10.000
      41       10/25/2008         8.866              10.691
      42       11/25/2008         8.575              10.335
      43       12/25/2008         8.857              10.667
      44        1/25/2009         8.567              10.311
      45        2/25/2009         8.563              10.299
      46        3/25/2009         9.475              11.576
      47        4/25/2009         8.554              10.865
      48        5/25/2009         8.835              11.212
      49        6/25/2009         8.545              10.835
      50        7/25/2009         8.826              11.180
      51        8/25/2009         8.536              10.804
      52        9/25/2009         8.532              10.799
      53       10/25/2009         8.812              11.164
      54       11/25/2009         8.523              10.788
      55       12/25/2009         8.802              11.131
      56        1/25/2010         8.514              10.757
      57        2/25/2010         8.509              10.741
      58        3/25/2010         9.429              11.893
      59        4/25/2010         8.544              10.768
      60        5/25/2010         8.824              11.110
      61        6/25/2010         8.534              10.735
      62        7/25/2010         8.814              11.075
      63        8/25/2010         8.524              10.701
      64        9/25/2010         8.519              10.688
      65       10/25/2010         8.803              11.038
      66       11/25/2010         8.514              10.665
      67       12/25/2010         8.792              11.002
      68        1/25/2011         8.504              10.630
      69        2/25/2011         8.499              10.613
      70        3/25/2011         9.404              11.735
      71        4/25/2011         8.488              10.592
      72        5/25/2011         8.766              10.926
      73        6/25/2011         8.478              10.556
      74        7/25/2011         8.755              10.890
      75        8/25/2011         8.468              10.520
      76        9/25/2011         8.463              10.506
      77       10/25/2011         8.739              10.848

(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the Group 1 Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 3.09% and 3.49%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 3.09% and 3.49%, respectively, for the first Distribution Date and both increase to 20.00% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-WMC2
--------------------------------------------------------------------------------

                       CLASS A-2 AVAILABLE FUNDS CAP TABLE

                 PAYMENT       AVAIL. FUNDS       AVAIL. FUNDS
    PERIOD        DATE        CAP (%) (1)(2)     CAP (%) (1)(3)
    ------        ----        --------------     --------------
       1        6/25/2005         7.845               7.845
       2        7/25/2005         6.538               9.500
       3        8/25/2005         6.329               9.500
       4        9/25/2005         6.330               9.500
       5       10/25/2005         6.546               9.500
       6       11/25/2005         6.336               9.500
       7       12/25/2005         6.550               9.500
       8        1/25/2006         6.342               9.500
       9        2/25/2006         6.345               9.500
      10        3/25/2006         7.029               9.500
      11        4/25/2006         6.356               9.500
      12        5/25/2006         6.573               9.500
      13        6/25/2006         6.366               9.500
      14        7/25/2006         6.583               9.500
      15        8/25/2006         6.375               9.500
      16        9/25/2006         6.380               9.500
      17       10/25/2006         6.600               9.500
      18       11/25/2006         6.392               9.500
      19       12/25/2006         6.610               9.500
      20        1/25/2007         6.402               9.500
      21        2/25/2007         6.418               9.500
      22        3/25/2007         8.868               9.500
      23        4/25/2007         8.322               9.500
      24        5/25/2007         8.601               9.500
      25        6/25/2007         8.326               9.500
      26        7/25/2007         8.607               9.500
      27        8/25/2007         8.330               9.500
      28        9/25/2007         8.536               9.500
      29       10/25/2007         8.831               9.500
      30       11/25/2007         8.546               9.500
      31       12/25/2007         8.831               9.500
      32        1/25/2008         8.546               9.500
      33        2/25/2008         8.546               9.500
      34        3/25/2008         9.148              10.192
      35        4/25/2008         8.568               9.643
      36        5/25/2008         8.853               9.959
      37        6/25/2008         8.567               9.632
      38        7/25/2008         8.853               9.948
      39        8/25/2008         8.567               9.622
      40        9/25/2008         8.567              10.142
      41       10/25/2008         8.853              10.577
      42       11/25/2008         8.568              10.227
      43       12/25/2008         8.853              10.559
      44        1/25/2009         8.567              10.210
      45        2/25/2009         8.567              10.201
      46        3/25/2009         9.485              11.708
      47        4/25/2009         8.567              10.624
      48        5/25/2009         8.853              10.967
      49        6/25/2009         8.567              10.602
      50        7/25/2009         8.853              10.944
      51        8/25/2009         8.567              10.579
      52        9/25/2009         8.567              10.572
      53       10/25/2009         8.852              10.916
      54       11/25/2009         8.567              10.552
      55       12/25/2009         8.852              10.892
      56        1/25/2010         8.567              10.529
      57        2/25/2010         8.567              10.517
      58        3/25/2010         9.496              11.644
      59        4/25/2010         8.702              10.679
      60        5/25/2010         8.992              11.022
      61        6/25/2010         8.701              10.653
      62        7/25/2010         8.990              10.994
      63        8/25/2010         8.699              10.626
      64        9/25/2010         8.699              10.616
      65       10/25/2010         8.988              10.996
      66       11/25/2010         8.698              10.627
      67       12/25/2010         8.987              10.967
      68        1/25/2011         8.696              10.600
      69        2/25/2011         8.695              10.586
      70        3/25/2011         9.626              11.708
      71        4/25/2011         8.693              10.593
      72        5/25/2011         8.982              10.932
      73        6/25/2011         8.692              10.565
      74        7/25/2011         8.981              10.902
      75        8/25/2011         8.690              10.536
      76        9/25/2011         8.689              10.525
      77       10/25/2011         8.978              10.866

(1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the Group 2 Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 3.09% and 3.49%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 3.09% and 3.49%, respectively, for the first Distribution Date and both increase to 20.00% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-WMC2
--------------------------------------------------------------------------------

                      SUBORDINATE AVAILABLE FUNDS CAP TABLE

                 PAYMENT       AVAIL. FUNDS       AVAIL. FUNDS
    PERIOD        DATE        CAP (%) (1)(2)     CAP (%) (1)(3)
    ------        ----        --------------     --------------
       1        6/25/2005         7.844               7.844
       2        7/25/2005         6.538               9.500
       3        8/25/2005         6.327               9.500
       4        9/25/2005         6.328               9.500
       5       10/25/2005         6.542               9.500
       6       11/25/2005         6.332               9.500
       7       12/25/2005         6.545               9.500
       8        1/25/2006         6.335               9.500
       9        2/25/2006         6.338               9.500
      10        3/25/2006         7.020               9.500
      11        4/25/2006         6.345               9.500
      12        5/25/2006         6.560               9.500
      13        6/25/2006         6.352               9.500
      14        7/25/2006         6.568               9.500
      15        8/25/2006         6.359               9.500
      16        9/25/2006         6.363               9.500
      17       10/25/2006         6.580               9.500
      18       11/25/2006         6.371               9.500
      19       12/25/2006         6.588               9.500
      20        1/25/2007         6.379               9.500
      21        2/25/2007         6.388               9.500
      22        3/25/2007         8.208               9.500
      23        4/25/2007         8.296               9.500
      24        5/25/2007         8.570               9.500
      25        6/25/2007         8.292               9.500
      26        7/25/2007         8.568               9.500
      27        8/25/2007         8.291               9.500
      28        9/25/2007         8.406               9.500
      29       10/25/2007         8.820               9.500
      30       11/25/2007         8.533               9.500
      31       12/25/2007         8.816               9.500
      32        1/25/2008         8.530               9.500
      33        2/25/2008         8.528               9.500
      34        3/25/2008         9.139               9.975
      35        4/25/2008         8.584               9.672
      36        5/25/2008         8.868               9.987
      37        6/25/2008         8.580               9.658
      38        7/25/2008         8.864               9.973
      39        8/25/2008         8.576               9.644
      40        9/25/2008         8.575               9.989
      41       10/25/2008         8.859              10.635
      42       11/25/2008         8.572              10.282
      43       12/25/2008         8.855              10.614
      44        1/25/2009         8.567              10.261
      45        2/25/2009         8.565              10.251
      46        3/25/2009         9.480              11.641
      47        4/25/2009         8.561              10.746
      48        5/25/2009         8.844              11.091
      49        6/25/2009         8.556              10.720
      50        7/25/2009         8.839              11.064
      51        8/25/2009         8.552              10.693
      52        9/25/2009         8.549              10.687
      53       10/25/2009         8.832              11.042
      54       11/25/2009         8.545              10.672
      55       12/25/2009         8.827              11.013
      56        1/25/2010         8.540              10.644
      57        2/25/2010         8.538              10.630
      58        3/25/2010         9.462              11.770
      59        4/25/2010         8.622              10.724
      60        5/25/2010         8.907              11.066
      61        6/25/2010         8.616              10.694
      62        7/25/2010         8.901              11.035
      63        8/25/2010         8.611              10.664
      64        9/25/2010         8.608              10.653
      65       10/25/2010         8.894              11.017
      66       11/25/2010         8.605              10.646
      67       12/25/2010         8.888              10.985
      68        1/25/2011         8.599              10.615
      69        2/25/2011         8.596              10.599
      70        3/25/2011         9.513              11.722
      71        4/25/2011         8.590              10.592
      72        5/25/2011         8.873              10.929
      73        6/25/2011         8.584              10.560
      74        7/25/2011         8.866              10.896
      75        8/25/2011         8.577              10.528
      76        9/25/2011         8.574              10.516
      77       10/25/2011         8.857              10.857


(1) Available Funds Cap for the Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 3.09% and 3.49%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 3.09% and 3.49%, respectively, for the first Distribution Date and both increase to 20.00% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]    SERIES 2005-WMC2
================================================================================


                         DISCOUNT MARGIN TABLE (TO CALL)


                              0%                 80%               100%               150%              200%
                         PRICING SPEED      PRICING SPEED      PRICING SPEED     PRICING SPEED      PRICING SPEED
                            TO CALL            TO CALL            TO CALL           TO CALL            TO CALL
                            -------            -------            -------           -------            -------
                          DISC MARGIN        DISC MARGIN        DISC MARGIN       DISC MARGIN        DISC MARGIN
                          -----------        -----------        -----------       -----------        -----------
CLASS A-2A
         100.00000%                 10                 10                 10                10                 10

          WAL (YRS)              12.92               1.16               0.99              0.72               0.57
   PRINCIPAL WINDOW      Jun05 - Jan24      Jun05 - May07      Jun05 - Feb07     Jun05 - Aug06      Jun05 - May06

CLASS A-2B
         100.00000%                 15                 15                 15                15                 15

          WAL (YRS)              20.72               2.44               1.99              1.49               1.12
   PRINCIPAL WINDOW      Jan24 - Mar28      May07 - Apr08      Feb07 - Sep07     Aug06 - Jan07      May06 - Sep06

CLASS A-2C
         100.00000%                 24                 24                 24                24                 24

          WAL (YRS)              25.73               4.91               3.53              1.90               1.54
   PRINCIPAL WINDOW      Mar28 - Jul33      Apr08 - Feb13      Sep07 - May11     Jan07 - Aug07      Sep06 - Feb07

CLASS A-2D
         100.00000%                 34                 34                 34                34                 34

          WAL (YRS)              28.58               8.13               6.38              2.44               1.79
   PRINCIPAL WINDOW      Jul33 - Jan34      Feb13 - Jul13      May11 - Oct11     Aug07 - Jan08      Feb07 - Apr07

CLASS M-1
         100.00000%                 42                 42                 42                42                 42

          WAL (YRS)              26.22               5.40               4.71              2.82               1.92
   PRINCIPAL WINDOW      Apr27 - Jan34      Sep08 - Jul13      Feb09 - Oct11     Jan08 - May08      Apr07 - May07

CLASS M-2
         100.00000%                 44                 44                 44                44                 44

          WAL (YRS)              26.22               5.38               4.58              3.74               2.02
   PRINCIPAL WINDOW      Apr27 - Jan34      Aug08 - Jul13      Dec08 - Oct11     May08 - Apr09      May07 - Jun07

CLASS M-3
         100.00000%                 49                 49                 49                49                 49

          WAL (YRS)              26.22               5.38               4.52              3.90               2.16
   PRINCIPAL WINDOW      Apr27 - Jan34      Jul08 - Jul13      Nov08 - Oct11     Apr09 - Apr09      Jun07 - Aug07


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]    SERIES 2005-WMC2
================================================================================

                         DISCOUNT MARGIN TABLE (TO CALL)

                              0%                 80%               100%               150%              200%
                         PRICING SPEED      PRICING SPEED      PRICING SPEED     PRICING SPEED      PRICING SPEED
                            TO CALL            TO CALL            TO CALL           TO CALL            TO CALL
                            -------            -------            -------           -------            -------
                          DISC MARGIN        DISC MARGIN        DISC MARGIN       DISC MARGIN        DISC MARGIN
                          -----------        -----------        -----------       -----------        -----------
CLASS M-4
         100.00000%                 62                 62                 62                62                 62

          WAL (YRS)              26.22               5.37               4.48              3.90               2.34
   PRINCIPAL WINDOW      Apr27 - Jan34      Jul08 - Jul13      Oct08 - Oct11     Apr09 - Apr09      Aug07 - Oct07

CLASS M-5
         100.00000%                 65                 65                 65                65                 65

          WAL (YRS)              26.22               5.37               4.45              3.90               2.48
   PRINCIPAL WINDOW      Apr27 - Jan34      Jul08 - Jul13      Sep08 - Oct11     Apr09 - Apr09      Oct07 - Nov07

CLASS M-6
         100.00000%                 70                 70                 70                70                 70

          WAL (YRS)              26.22               5.37               4.42              3.85               2.49
   PRINCIPAL WINDOW      Apr27 - Jan34      Jun08 - Jul13      Aug08 - Oct11     Feb09 - Apr09      Nov07 - Nov07

CLASS B-1
         100.00000%                120                120                120               120                120

          WAL (YRS)              26.22               5.36               4.41              3.69               2.49
   PRINCIPAL WINDOW      Apr27 - Jan34      Jun08 - Jul13      Jul08 - Oct11     Dec08 - Apr09      Nov07 - Nov07

CLASS B-2
         100.00000%                130                130                130               130                130

          WAL (YRS)              26.22               5.36               4.39              3.57               2.49
   PRINCIPAL WINDOW      Apr27 - Jan34      Jun08 - Jul13      Jul08 - Oct11     Oct08 - Apr09      Nov07 - Nov07

CLASS B-3
         100.00000%                175                175                175               175                175

          WAL (YRS)              26.22               5.36               4.39              3.49               2.49
   PRINCIPAL WINDOW      Apr27 - Jan34      Jun08 - Jul13      Jul08 - Oct11     Sep08 - Apr09      Nov07 - Nov07

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]   SERIES 2005-WMC2
================================================================================


                       DISCOUNT MARGIN TABLE (TO MATURITY)


                              0%                 80%               100%               150%              200%
                         PRICING SPEED      PRICING SPEED      PRICING SPEED     PRICING SPEED      PRICING SPEED
                          TO MATURITY        TO MATURITY        TO MATURITY       TO MATURITY        TO MATURITY
                          -----------        -----------        -----------       -----------        -----------
                          DISC MARGIN        DISC MARGIN        DISC MARGIN       DISC MARGIN        DISC MARGIN
                          -----------        -----------        -----------       -----------        -----------
CLASS A-2A
         100.00000%                 10                 10                 10                10                 10

          WAL (YRS)              12.92               1.16               0.99              0.72               0.57
   PRINCIPAL WINDOW      Jun05 - Jan24      Jun05 - May07      Jun05 - Feb07     Jun05 - Aug06      Jun05 - May06

CLASS A-2B
         100.00000%                 15                 15                 15                15                 15

          WAL (YRS)              20.72               2.44               1.99              1.49               1.12
   PRINCIPAL WINDOW      Jan24 - Mar28      May07 - Apr08      Feb07 - Sep07     Aug06 - Jan07      May06 - Sep06

CLASS A-2C
         100.00000%                 24                 24                 24                24                 24

          WAL (YRS)              25.73               4.91               3.53              1.90               1.54
   PRINCIPAL WINDOW      Mar28 - Jul33      Apr08 - Feb13      Sep07 - May11     Jan07 - Aug07      Sep06 - Feb07

CLASS A-2D
         100.00000%                 34                 41                 42                34                 34

          WAL (YRS)              28.92              10.99               8.91              2.44               1.79
   PRINCIPAL WINDOW      Jul33 - Jan35      Feb13 - Apr22      May11 - Mar20     Aug07 - Jan08      Feb07 - Apr07

CLASS M-1
         100.00000%                 42                 44                 44                42                 42

          WAL (YRS)              26.34               6.01               5.21              2.82               1.92
   PRINCIPAL WINDOW      Apr27 - Jan35      Sep08 - Mar20      Feb09 - Feb18     Jan08 - May08      Apr07 - May07

CLASS M-2
         100.00000%                 44                 46                 46                53                 44

          WAL (YRS)              26.34               5.99               5.07              6.63               2.02
   PRINCIPAL WINDOW      Apr27 - Jan35      Aug08 - Mar20      Dec08 - Jul17     May08 - Jul15      May07 - Jun07

CLASS M-3
         100.00000%                 49                 51                 51                55                 49

          WAL (YRS)              26.34               5.96               4.99              5.38               2.16
   PRINCIPAL WINDOW      Apr27 - Jan35      Jul08 - Nov19      Nov08 - Dec16     Mar10 - Aug12      Jun07 - Aug07

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]  SERIES 2005-WMC2
================================================================================


                      DISCOUNT MARGIN TABLE (TO MATURITY)


                              0%                 80%               100%               150%              200%
                         PRICING SPEED      PRICING SPEED      PRICING SPEED     PRICING SPEED      PRICING SPEED
                          TO MATURITY        TO MATURITY        TO MATURITY       TO MATURITY        TO MATURITY
                          -----------        -----------        -----------       -----------        -----------
                          DISC MARGIN        DISC MARGIN        DISC MARGIN       DISC MARGIN        DISC MARGIN
                          -----------        -----------        -----------       -----------        -----------
CLASS M-4
         100.00000%                 62                 64                 64                67                 62


          WAL (YRS)              26.34               5.93               4.93              4.74               2.34
   PRINCIPAL WINDOW      Apr27 - Dec34      Jul08 - Apr19      Oct08 - Jun16     Sep09 - Apr12      Aug07 - Oct07

CLASS M-5
         100.00000%                 65                 67                 67                68                 66


          WAL (YRS)              26.33               5.90               4.87              4.36               2.54
   PRINCIPAL WINDOW      Apr27 - Dec34      Jul08 - Sep18      Sep08 - Dec15     May09 - Dec11      Oct07 - Jan08

CLASS M-6
         100.00000%                 70                 72                 72                72                 73


          WAL (YRS)              26.33               5.86               4.82              4.10               2.77
   PRINCIPAL WINDOW      Apr27 - Nov34      Jun08 - Feb18      Aug08 - Jun15     Feb09 - Aug11      Jan08 - Apr08

CLASS B-1
         100.00000%                120                123                124               123                146


          WAL (YRS)              26.32               5.79               4.76              3.91               4.63
   PRINCIPAL WINDOW      Apr27 - Oct34      Jun08 - May17      Jul08 - Oct14     Dec08 - Mar11      Apr08 - Jul12

CLASS B-2
         100.00000%                130                133                133               133                161


          WAL (YRS)              26.31               5.72               4.68              3.76               4.99
   PRINCIPAL WINDOW      Apr27 - Sep34      Jun08 - Aug16      Jul08 - Mar14     Oct08 - Nov10      Nov09 - Jan11

CLASS B-3
         100.00000%                175                178                178               178                208


          WAL (YRS)              26.30               5.63               4.60              3.62               4.18
   PRINCIPAL WINDOW      Apr27 - Jul34      Jun08 - Sep15      Jul08 - Jul13     Sep08 - May10      Apr09 - Nov09


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-WMC2
--------------------------------------------------------------------------------

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 3.09%, 6ML = 3.49%) and forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) stepdown triggers fail (i.e., no stepdown), (5) for the period from June 2005 through and including May 2008, the Required Loss Percentage is 3.00% and from June 2008 and thereafter, the Class A-1 Trigger Event is in effect:

                                       STATIC LIBOR                           FORWARD LIBOR
                            ----------------------------------     ----------------------------------
                            35% LOSS     45% LOSS     55% LOSS     35% LOSS     45% LOSS     55% LOSS
                            SEVERITY     SEVERITY     SEVERITY     SEVERITY     SEVERITY     SEVERITY
                            --------     --------     --------     --------     --------     --------
CLASS M-1     CDR Break      38.872%      27.955%      21.837%      36.562%      26.125%      20.332%
              Cum Loss        21.79%       23.08%       24.01%       21.06%       22.12%       22.87%
CLASS M-2     CDR Break      31.869%      23.468%      18.581%      29.606%      21.680%      17.107%
              Cum Loss        19.45%       20.62%       21.47%       18.60%       19.56%       20.23%
CLASS M-3     CDR Break      28.008%      20.898%      16.675%      25.780%      19.138%      15.222%
              Cum Loss        17.97%       19.07%       19.85%       17.06%       17.94%       18.56%
CLASS M-4     CDR Break      24.835%      18.736%      15.047%      22.644%      16.999%      13.612%
              Cum Loss        16.65%       17.67%       18.40%       15.66%       16.48%       17.05%
CLASS M-5     CDR Break      22.081%      16.820%      13.586%      19.926%      15.112%      12.172%
              Cum Loss        15.40%       16.35%       17.02%       14.35%       15.11%       15.63%
CLASS M-6     CDR Break      19.586%      15.049%      12.221%      17.468%      13.364%      10.823%
              Cum Loss        14.18%       15.05%       15.68%       13.07%       13.76%       14.24%
CLASS B-1     CDR Break      17.616%      13.623%      11.111%      15.528%      11.958%       9.727%
              Cum Loss        13.15%       13.96%       14.53%       11.99%       12.61%       13.05%
CLASS B-2     CDR Break      15.834%      12.318%      10.083%      13.776%      10.673%       8.713%
              Cum Loss        12.16%       12.91%       13.44%       10.95%       11.52%       11.91%
CLASS B-3     CDR Break      14.389%      11.241%       9.226%      12.356%       9.614%       7.866%
              Cum Loss        11.32%       12.00%       12.49%       10.07%       10.58%       10.93%



                                  (LINE GRAPH)



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-WMC2
--------------------------------------------------------------------------------

                                  EXCESS SPREAD

Calculations are run to call at both static (1ML = 3.09%, 6ML = 3.49%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates and the Class B-4 Certificates, divided by (y) the aggregate principal balance of the Offered Certificates and the Class B-4 Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

              EXCESS SPREAD IN     EXCESS SPREAD IN
                     BPS                  BPS
  PERIOD       (STATIC LIBOR)       (FORWARD LIBOR)
  ------       --------------       ---------------
Avg yr1              330                  268
Avg yr2              374                  275
Avg yr3              564                  482
Avg yr4              569                  505
Avg yr5              569                  493

                   EXCESS         1 MONTH      6 MONTH           EXCESS
                SPREAD IN BPS     FORWARD      FORWARD       SPREAD IN BPS
    PERIOD     (STATIC LIBOR)      LIBOR        LIBOR       (FORWARD LIBOR)
    ------     --------------      -----        -----       ---------------
       1             385          3.09000%     3.49000%           385
       2             328          3.28130%     3.61750%           309
       3             317          3.41760%     3.71990%           283
       4             317          3.50590%     3.80820%           274
       5             329          3.68560%     3.89180%           269
       6             317          3.82930%     3.94190%           242
       7             329          3.82670%     3.98360%           256
       8             318          3.89120%     3.99910%           236
       9             318          3.94840%     4.00780%           230
      10             353          3.97310%     4.01190%           271
      11             319          3.99770%     4.01790%           226
      12             331          4.07520%     4.02280%           234
      13             320          3.91380%     4.02100%           236
      14             332          3.94440%     4.05260%           248
      15             321          3.97250%     4.08040%           231
      16             322          4.00320%     4.11220%           228
      17             334          4.03250%     4.13890%           241
      18             323          4.06060%     4.16600%           224
      19             335          4.08960%     4.19400%           236
      20             324          4.11820%     4.20600%           219
      21             325          4.14770%     4.21580%           217
      22             471          4.17420%     4.22540%           370
      23             532          4.20020%     4.23290%           418
      24             545          4.22500%     4.23800%           432
      25             534          4.15820%     4.24410%           424
      26             546          4.17740%     4.26240%           438
      27             535          4.19600%     4.28070%           421
      28             548          4.21510%     4.30060%           460
      29             576          4.23340%     4.31700%           507
      30             564          4.25300%     4.33520%           490
      31             577          4.27090%     4.35390%           505
      32             566          4.28780%     4.36100%           488
      33             567          4.30670%     4.36770%           487
      34             595          4.32320%     4.37440%           529
      35             575          4.33940%     4.37990%           511
      36             589          4.35700%     4.38440%           527
      37             577          4.31550%     4.38920%           516
      38             567          4.32790%     4.40140%           506
      39             559          4.34200%     4.41630%           492
      40             560          4.35540%     4.42840%           494
      41             573          4.36770%     4.43950%           513
      42             561          4.38070%     4.45220%           495
      43             573          4.39300%     4.46480%           510
      44             561          4.40710%     4.48490%           492
      45             561          4.41930%     4.50720%           491
      46             597          4.42890%     4.52610%           542
      47             561          4.44110%     4.54690%           495
      48             573          4.45290%     4.56850%           510
      49             561          4.51350%     4.58910%           487
      50             573          4.52560%     4.60090%           502
      51             561          4.53850%     4.61450%           483
      52             561          4.55110%     4.62590%           485
      53             572          4.56400%     4.63650%           502
      54             560          4.57610%     4.64930%           484
      55             572          4.58680%     4.65980%           499
      56             560          4.59970%     4.64620%           480
      57             559          4.61100%     4.63070%           478
      58             596          4.62020%     4.61620%           528
      59             568          4.63270%     4.60190%           484
      60             580          4.63340%     4.58380%           501
      61             568          4.50810%     4.56830%           496
      62             579          4.51530%     4.57460%           511
      63             567          4.52190%     4.58170%           493
      64             567          4.52810%     4.58760%           491
      65             578          4.53450%     4.59270%           507
      66             566          4.54080%     4.59920%           488
      67             578          4.54640%     4.60450%           504
      68             565          4.55300%     4.65490%           485
      69             565          4.55870%     4.70620%           484
      70             600          4.56310%     4.75640%           539
      71             564          4.56970%     4.80860%           494
      72             576          4.58310%     4.86040%           508
      73             563          4.83580%     4.91090%           464
      74             575          4.84600%     4.92140%           480
      75             563          4.85610%     4.93060%           460
      76             562          4.86660%     4.93990%           464
      77             574          4.87540%     4.94880%           484

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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